SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Soliciting Material Under §240.14a-12

Elizabeth Arden, Inc.

(Name of Registrant as specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

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ELIZABETH ARDEN, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held on June 22, 2004

The annual meeting of shareholders of Elizabeth Arden, Inc. will be held on Tuesday, June 22, 2004, at 10:00 a.m., local time, at our principal executive offices located at 14100 N.W. 60th Avenue, Miami Lakes, Florida 33014, for the following purposes, as described in the attached proxy statement:

1.	To elect a board of six directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified;

2.	To approve our 2004 Stock Incentive Plan;

3.	To approve our 2004 Non-Employee Director Stock Option Plan;

4.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for fiscal 2005; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The board of directors has fixed the close of business on April 26, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement of that meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the annual meeting. For 10 days prior to the annual meeting, a list of shareholders entitled to vote will be available for inspection at our offices at 14100 N.W. 60th Avenue, Miami Lakes, Florida 33014.

It is important that your shares be represented at the annual meeting regardless of how many shares you own. Whether or not you intend to be present at the annual meeting in person, we urge you to please complete, date and sign the enclosed proxy card and return it in the envelope provided for that purpose. Many shareholders who hold their shares in the street name of a bank or brokerage firm may have the option to vote by telephone or Internet. We urge you to vote by telephone or Internet, if possible, since your vote will be recorded quickly and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. See your proxy card for further instructions on voting. Voting by mail, by telephone or through the Internet will not prevent you from voting in person at the meeting. If you are able to attend the meeting, you may revoke your proxy and vote your shares in person even if you have previously completed and returned the enclosed proxy card or voted by telephone or through the Internet. Also, you may revoke your proxy by written notice to our corporate secretary or by delivery of a later-dated proxy at any time before it is voted.

By Order of the Board of Directors

OSCAR E. MARINA

Secretary

Miami Lakes, Florida

May 14, 2004

YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY

IN THE ACCOMPANYING POSTAGE-FREE ENVELOPE OR TO VOTE BY TELEPHONE OR

INTERNET WHERE POSSIBLE. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

ELIZABETH ARDEN, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 22, 2004

General

This proxy statement is being furnished to holders of common stock, par value $.01 per share, of Elizabeth Arden, Inc., in connection with the solicitation of proxies by our board of directors for use at our annual meeting of shareholders to be held at our principal executive offices located at 14100 N.W. 60th Avenue, Miami Lakes, Florida 33014, at 10:00 a.m., local time, on June 22, 2004, and at any adjournment or postponement of this meeting, for the purposes set forth in the accompanying notice of meeting.

It is anticipated that our annual report for the fiscal year ended January 31, 2004, this proxy statement and the accompanying form of proxy card will be first mailed to our shareholders on or about May 17, 2004. The annual report is not to be regarded as proxy soliciting material.

The company was organized in Florida in 1960. Following our acquisition of the Elizabeth Arden fragrance, cosmetics and skin care business in January 2001, we changed our name to Elizabeth Arden, Inc. Our primary business is the manufacture, marketing and distribution of prestige fragrances, skin treatment and cosmetic products.

Outstanding Shares and Voting Rights

Only holders of record of our common stock at the close of business on April 26, 2004 are entitled to notice of and to vote at the annual meeting. On that date, there were 26,056,412 shares of common stock entitled to vote on each matter to be presented at the annual meeting. Holders of the common stock have one vote per share on all matters. No other class of our stock has voting rights.

A majority of the shares of our common stock entitled to vote on a matter, represented in person or by proxy, will constitute a quorum for action on a matter at the annual meeting. In determining the presence of a quorum at the annual meeting, abstentions are counted, and broker non-votes are not. Our By-Laws provide that the affirmative vote of a majority of the shares of the voting stock represented, in person or by proxy, and entitled to vote on a matter at a meeting in which a quorum is present will be the act of the shareholders, except as otherwise provided by law. The affirmative vote of a majority of the shares of common stock represented, in person or by proxy, and entitled to vote at the meeting is required to approve our 2004 Stock Incentive Plan and our 2004 Non-Employee Director Stock Option Plan and to ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for fiscal 2005. The Florida Business Corporation Act provides that directors are elected by a plurality of the votes cast. Abstentions and broker non-votes have no legal effect on whether a nominee for director is elected but will have the same effect as votes against the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for fiscal 2005.

Shares represented by a properly executed proxy received in time to permit its use at the annual meeting or any adjournment or postponement of this meeting, and not revoked, will be voted in accordance with the instructions indicated therein. If no instructions are indicated, the shares represented by the proxy will be voted FOR the election of all of the nominees for director, FOR the approval of the 2004 Stock Incentive Plan, FOR the approval of the 2004 Non-Employee Director Stock Option Plan, FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for fiscal 2005 and in the discretion of the proxy holders as to any other matter which may properly come before the annual meeting.

You are requested, regardless of the number of shares you hold, to sign the proxy and return it promptly in the enclosed envelope, or, if permitted by your bank or brokerage firm, vote by telephone or Internet. Each shareholder giving a proxy has the power to revoke it at any time before it is voted by written notice to our corporate secretary or by delivery of a later-dated proxy. Voting by mail, by telephone or through the Internet will not prevent you from voting in person at the meeting. If you are able to attend the meeting, you may revoke your proxy and vote your shares in person even if you have previously completed and returned the enclosed proxy card or voted by telephone or through the Internet.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 26, 2004 (except as noted below), (i) the ownership of common stock by all persons known by us to own beneficially more than 5% of the outstanding shares of our common stock, and (ii) the beneficial ownership of common stock by (a) each of our directors and director-nominees, (b) the chief executive officer and each of the other named executives as set forth in the “Summary Compensation Table” under “Executive Compensation” below and (c) all of our directors and executive officers as a group, without naming them:

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percentage of the Class(2)
E. Scott Beattie (3)	1,633,800	6.0
Fred Berens (4)	864,153	3.3
George Dooley (5)	83,500	*
Richard C.W. Mauran (6)	1,819,698	7.0
Stephen J. Smith (7)	178,522	*
Ronald L. Rolleston (8)	133,928	*
Joel B. Ronkin (9)	125,770	*
William M. Tatham (10)	42,180	*
J.W. Nevil Thomas (11)	251,062	*
Paul F. West (12)	365,858	1.4
Conopco, Inc. (13)	2,297,900	8.8
Goodman & Company, Investment Counsel Ltd. (14)	2,670,350	10.2
William Blair & Company, L.L.C. (15)	1,695,824	6.5
All directors and executive officers as a group (13 persons) (16)	5,766,802	20.4

*	Less than one percent of the class.

(1)	The address of each of the persons shown in the above table other than Messrs. Mauran, Thomas and Tatham, Conopco, Inc., Goodman & Company, Investment Counsel Ltd. and William Blair & Company, L.L.C., is c/o Elizabeth Arden, Inc., 14100 N.W. 60th Avenue, Miami Lakes, Florida 33014. The address of Mr. Mauran is 31 Burton Court, Franklins Row, London SW3, England. The address of Mr. Tatham is 4100 Yonge Street, Suite 612, Toronto, Ontario M2P 2B5 Canada. The address of Mr. Thomas is 200 Front Street West, Suite 3003, Box 10, Toronto, Ontario M5V 3K2 Canada. The address of Conopco, Inc. is 390 Park Avenue, New York, New York 10022. The address of Goodman & Company, Investment Counsel Ltd. is 55th Floor, Scotia Plaza, 40 King Street West, Toronto, Ontario M5H 4A9 Canada. The address of William Blair & Company, L.L.C. is 222 W. Adams, Chicago, Illinois 60606.

(2)

Includes, where applicable, shares of common stock issuable upon the exercise of options to acquire common stock held by such person that may be exercised within 60 days after April 26, 2004. Also includes shares of restricted stock, performance accelerated restricted stock and performance-based restricted stock as to which such person has voting power but no dispositive power. Unless otherwise indicated, we believe that all persons named in the table above have sole voting power and/or investment power with respect to all shares of common stock beneficially owned by them.

(3)	Includes (i) 267,895 shares of common stock, (ii) 39,055 shares of restricted stock, (iii) 81,000 shares of performance accelerated restricted stock, (iv) 42,250 shares of performance-based restricted stock, (v) 1,078,600 shares of common stock issuable upon the exercise of stock options, and (vi) 125,000 shares of common stock for which Mr. Beattie has an option to purchase from an unaffiliated third party.

(4)	Includes (i) 796,653 shares of common stock, and (ii) 67,500 shares of common stock issuable upon the exercise of stock options.

(5)	Includes (i) 9,000 shares of common stock owned by Mr. Dooley together with his spouse as joint tenants with right of survivorship, and (ii) 74,500 shares of common stock issuable upon the exercise of stock options.

(6)	Includes (i) 1,752,198 shares of common stock owned by Euro Credit Investments Limited, a company controlled by Mr. Mauran, and (ii) 67,500 shares of common stock issuable upon the exercise of stock options.

(7)	Includes (i) 2,170 shares of common stock, (ii) 9,685 shares of restricted stock, (iii) 24,000 of shares of performance accelerated restricted stock, (iv) 10,000 shares of performance-based restricted stock, and (v) 132,667 shares of common stock issuable upon the exercise of stock options.

(8)	Includes (i) 2,002 shares of common stock, (ii) 5,596 shares of restricted stock, (iii) 24,000 shares of performance accelerated restricted stock, (iv) 6,500 shares of performance-based restricted stock, and (v) 95,830 shares of common stock issuable upon the exercise of stock options.

(9)	Includes (i) 2,035 shares of common stock, (ii) an additional 1,000 shares of common stock owned by Mr. Ronkin together with his spouse as joint tenants with right of survivorship, (iii) 5,484 shares of restricted stock, (iv) 15,000 shares of performance accelerated restricted stock, (v) 6,500 shares of performance-based restricted stock, and (vi) 95,751 shares of common stock issuable upon the exercise of stock options.

(10)	Includes (i) 3,230 shares of common stock owned individually by Mr. Tatham, (ii) 1,950 shares of common stock owned by Mr. Tatham’s spouse, and (iii) 37,000 shares of common stock issuable upon the exercise of stock options. Mr. Tatham disclaims beneficial ownership as to the shares of common stock owned by his spouse.

(11)	Includes (i) 15,184 shares of common stock owned individually by Mr. Thomas, (ii) 137,425 shares of common stock owned by Nevcorp, Inc., a corporation controlled by a trust for which Mr. Thomas and his wife serve as trustees, (iii) 4,772 shares of common stock held in four trusts for the benefit of Mr. Thomas’ children and for which he serves as a trustee, (iv) 26,181 shares of common stock owned by Mr. Thomas’ spouse, and (v) 67,500 shares of common stock issuable upon the exercise of stock options. Mr. Thomas disclaims beneficial ownership as to the shares of common stock owned by his spouse, Nevcorp, Inc. and the four trusts.

(12)	Includes (i) 9,136 shares of common stock, (ii) 19,318 shares of restricted stock, (iii) 39,000 shares of performance accelerated restricted stock, (iv) 22,000 shares of performance-based restricted stock, and (v) 276,404 shares of common stock issuable upon the exercise of stock options.

(13)	Based on correspondence received from Conopco, Inc. dated April 26, 2004, includes (i) 1,602,480 shares owned by Conopco, Inc., and (ii) 695,420 shares owned by the Unilever United States Foundation, Inc., a charitable organization. Conopco disclaims beneficial ownership as to the shares of common stock owned by the Unilever United States Foundation, Inc.

(14)	Based on a Schedule 13G/A reporting ownership as of January 7, 2004 filed by Goodman & Company, Investment Counsel Ltd. (formerly Dynamic Mutual Funds Ltd.). Shares are held in certain accounts managed by Goodman & Company, Investment Counsel Ltd. (formerly Dynamic Mutual Funds Ltd.) acting as investment counsel and portfolio manager.

(15)	Based on a Schedule 13G reporting ownership as of December 31, 2003 filed by William Blair & Company, L.L.C.
(16)	Includes 2,177,004 shares of common stock issuable upon exercise of stock options.

PROPOSAL 1—

ELECTION OF DIRECTORS

Information about the Nominees

Six directors are to be elected at the annual meeting. The six nominees named below are currently serving as our directors and have been designated by the board of directors as nominees for election as directors, to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. In the event that any nominee is unable or unwilling to serve, discretionary authority is reserved to the persons named in the accompanying form of proxy to vote for substitute nominees. The board of directors does not anticipate that such an event will occur. Each director must be elected by a plurality of the votes cast.

The names of the nominees for our board of directors and information about them are set forth below.

E. Scott Beattie, age 45, has served as our chairman of the board of directors since April 2000, as our chief executive officer since March 1998 and as a director of the company (including the predecessor fragrance company) since January 1995. Mr. Beattie served as our president from April 1997 to March 2003, as our chief operating officer from April 1997 until March 1998 and as vice chairman of the board of directors and assistant secretary from November 1995 to April 1997. Mr. Beattie served as executive vice president of Bedford Capital Corporation, a Toronto, Canada-based merchant banking firm, from March 1995 to March 1998. Prior to co-founding Bedford Capital Corporation, Mr. Beattie served as vice president and director of mergers & acquisitions of Merrill Lynch, Inc., where he specialized in management buyouts and divestitures. Mr. Beattie was also a manager of Andersen Consulting, specializing in the design and implementation of enterprise resource planning systems. Mr. Beattie is a director of Bedford Capital Corporation, a director of the Cosmetic, Toiletry & Fragrance Association and a member of the advisory board of the Ivey Business School.

J. W. Nevil Thomas, age 66, has served as our vice chairman of the board of directors since April 1997 and previously served as chairman of the board of directors of the company (including the predecessor fragrance company) from July 1992 to April 1997. Since 1970, Mr. Thomas has served as president of Nevcorp, a financial and management consulting firm that is controlled by Mr. Thomas. Mr. Thomas is also chairman of the board of Bedford Capital Corporation and a director of Reliable Life Insurance Company and Old Republic Insurance Company of Canada, non-public wholly-owned subsidiaries of Old Republic International Corporation, and a director of Templeton Growth Funds, Ltd., a publicly traded mutual fund managed by a wholly-owned subsidiary of Franklin Resources, Inc.

Fred Berens, age 61, has served as a director since July 1992 (including the predecessor fragrance company). Mr. Berens has served as director, investments of Wachovia Securities, Inc. (formerly known as Prudential Securities, Inc.), an investment banking firm, since March 1965. Mr. Berens served as a director of our company, when it was known as Suave Shoe Corporation, until December 1994.

Richard C. W. Mauran, age 70, has served as a director of the company since July 1992 (including the predecessor fragrance company). Mr. Mauran is a private investor and a director of Bedford Capital Corporation.

George Dooley, age 71, has served as a director of the company since March 1996. Mr. Dooley served as president and chief executive officer of (i) Community Television Foundation of South Florida, Inc., a not-for-profit corporation supporting, and a licensee of, public television station WPBT Channel 2, from 1955 to 2004, (ii) WPBT Communications Foundation, Inc., a not-for-profit corporation supporting public television station WPBT Channel 2, from 1981 to 2004, and (iii) Comtel, Inc., a company providing television facilities to television producers, since 1981.

William M. Tatham, age 44, has served as a director of the company since July 2001. Mr. Tatham has served as chief executive officer of XJ Partners, Inc., a Canada-based strategy consulting company, since September 2001. From November 2000 to June 2001, Mr. Tatham served as vice president and general manager of Siebel Systems, Inc., an eBusiness applications software company. From 1990 until its acquisition by Siebel Systems in November 2000, Mr. Tatham served as the president and chief executive officer of Janna Systems, Inc., a Canada-based software development company that Mr. Tatham founded. Mr. Tatham serves as Executive Chairman of Bycast, Inc., a Canada-based developer of grid computing storage solutions for medical imaging.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH NOMINEE FOR DIRECTOR.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Federal securities laws require our directors, executive officers and persons who beneficially own more than ten percent of our common stock to file reports of initial ownership and reports of subsequent changes in ownership with the U.S. Securities and Exchange Commission (“SEC”) and to provide us copies of these reports. Specific due dates have been established and we are required to disclose any failure of these persons to file timely those reports during our fiscal year ended January 31, 2004. To the best of our knowledge, based solely upon a review of copies of reports furnished to us, filings with the SEC and written representations that no other reports were required, all of our directors, executive officers and ten percent or greater beneficial owners of common stock made all such filings timely, except that one report reporting one transaction for each of Messrs. Beattie, Ronkin, Smith, Tatham and West and three reports reporting five transactions for Mr. Rolleston, were inadvertently filed late.

GOVERNANCE OF THE COMPANY

Corporate Governance Guidelines and Principles. Our Corporate Governance Guidelines and Principles includes responsibilities and qualification standards of the members of our board of directors and is intended as a component of the flexible governance framework within which the board of directors, assisted by its committees, directs our affairs. The full text of our Corporate Governance Guidelines and Principles, as approved by the board of directors, is attached as Annex A to this proxy statement. These guidelines also are published on our website at www.elizabetharden.com, under the section “Corporate Information—Investor Information—Corporate Governance.”

The independent directors on the board of directors are required to meet regularly without members of management or other directors present in executive session, no less frequently than twice a year, and as otherwise determined by such directors. A majority of the board of directors are required to be independent directors as defined in the listing standards of the Nasdaq Stock Market, Inc. (“Nasdaq”) and the SEC rules. The board of directors has determined that every director, with the exception of Mr. Beattie, is independent under the Nasdaq and SEC rules.

Shareholders are invited to communicate with the board of directors, individual members of the board or its committees by writing to: Secretary, Elizabeth Arden, Inc., 14100 N.W. 60th Ave, Miami Lakes, FL 33014.

Code of Business Conduct. All our employees, officers and directors are required to abide by our Code of Business Conduct and adhere to the highest ethical standards in full compliance with all applicable laws and regulations and with the utmost integrity and honesty. The full text of the Code of Business Conduct, as approved by the board of directors, is published on our website, at www.elizabetharden.com, under the section “Corporate Information—Investor Information—Corporate Governance—Code of Business Conduct.”

Supplemental Code of Ethics. Our directors, the chief executive officer, the chief financial officer and the executive and finance officers are also required to comply with the Supplemental Code of Ethics for the Directors and Executive and Finance Officers. This Code of Ethics is intended to cover, among other things, the areas of ethical dealings on our behalf, or with us, avoidance and handling of conflict of interest situations and review of accounting matters, including disclosure controls and procedures and internal controls over financial reporting. Any violation of the Code of Ethics or any violation of law must be reported to the company’s general counsel or the audit committee, which may be done anonymously, in accordance with the procedures set forth in the Code of Ethics and the Code of Business Conduct.

The full text of this Code of Ethics, as approved by the board of directors, is published on our website, at www.elizabetharden.com, under the section “Corporate Information—Investor Information—Corporate Governance—Code of Ethics for Directors and Executive and Finance Officers.” We intend to disclose future amendments to, or waivers from, the provisions of this Code of Ethics on our website.

Meetings and Committees of Board of Directors

During fiscal 2004, the board of directors met eight times and each director attended at least 75% of the total meetings of the board of directors and at least 75% of the total meetings of the committees of the board of directors on which he served. During fiscal 2004, the board of directors had two committees—the audit committee and the compensation committee. Our nominating and corporate governance committee was established on March 10, 2004 and has not conducted any meetings.

Directors are not required to attend our annual meetings of shareholders. At our 2003 annual shareholders meeting, Mr. Beattie was present.

The following table provides fiscal 2004 meeting information for these committees and current membership for each of the committees of the board of directors.

Director	Audit		Compensation		Nominating and Corporate Governance**
Mr. Berens	X	*	X	*
Mr. Dooley	X		X
Mr. Mauran					X
Mr. Thomas	X
Mr. Tatham			X		X
Total Fiscal 2004 Meetings	5		1			**

*	Chair
**	Committee was established in March 2004 and no meetings were held during the fiscal year ended January 31, 2004.

The Audit Committee.

The audit committee oversees the quality and integrity of our accounting and financial reporting process, the adequacy of our internal controls, the audits of our financial statements, and carries out such other duties as directed by the board of directors. Its duties include, among others, the following: (1) selecting, negotiating the compensation, and overseeing the work, of the independent public auditor including approving all auditing, audit-related and permitted non-audit services performed for us by the independent auditor; (2) reviewing the planning and staffing of the audit; (3) investigating matters brought to the attention of the audit committee; (4) reviewing our financial reporting activities, including the annual and quarterly reports, the accounting principles, standards, policies and practices followed and the adequacy of our internal controls over financial reporting; and (5) reviewing disclosures made to the audit committee and in the company filings with the SEC.

This summary of the responsibilities of the audit committee, as approved by the board of directors, is qualified in its entirety by the more detailed information included in the audit committee charter, a copy of which is attached as Annex B to this proxy statement, and is also available on our website at www.elizabetharden.com, under the section “Corporate Information—Investor Information—Corporate Governance—Committee Charters—Audit Committee.” In addition, a separate report of the audit committee is set forth below.

Our board of directors have determined that Messrs. Berens and Thomas are “audit committee financial experts” for purposes of the SEC’s rules and that all of the members of the audit committee are independent, as defined by the applicable Nasdaq rules.

The Compensation Committee.

The compensation committee is responsible for the following: (1) establishing an overall compensation strategy and guidelines for employees, including making grants of stock and options awards pursuant to stock incentive plans; (2) reviewing and approving the compensation of our executive officers; and (3) administering the stock incentive and purchase plans.

This summary of the responsibilities of the compensation committee, as approved by the board of directors, is qualified in its entirety by the more detailed information included in the committee’s charter, a copy of which is attached as Annex C to this proxy statement, and is also available on our website at www.elizabetharden.com, under the section “Corporate Information—Investor Information—Corporate Governance—Committee Charters—Compensation Committee.” In addition, a separate report of the compensation committee is set forth below.

The board of directors has determined that each of the members of the compensation committee is independent, as defined by the applicable Nasdaq rules.

The Nominating and Corporate Governance Committee.

In March 2004, the board of directors established a nominating and corporate governance committee whose responsibilities include recommending to the board of directors candidates for nomination for election or re-election by the shareholders, considering corporate governance issues and developing appropriate recommendations and policies for the board of directors regarding such matters.

The nominating and corporate governance committee’s assessment of members of the board of directors and its nominees includes issues of judgment, diversity, age, skills (such as understanding of relevant business experience, financial background, etc.), in the context of an assessment of the perceived needs of the board of directors at the time of assessment. The nominating and corporate governance committee considers recommendations for board of directors candidates submitted by shareholders using the same criteria it applies to recommendations from its committee, directors or members of management. Shareholders may submit recommendations by writing to the nominating and corporate governance committee as follows: Nominating and Corporate Governance Committee, c/o Secretary, Elizabeth Arden, Inc., 14100 NW 60th Ave, Miami Lakes, FL 33014. In addition to recommendations of director candidates to the nominating and corporate governance committee, shareholders of record may nominate candidates for election to the board of directors by following the procedures set forth in our By-laws.

This summary of the responsibilities of the nominating and corporate governance committee is qualified in its entirety by the more detailed information included in the committee’s charter, a copy of which is attached as Annex D to this proxy statement, and is also available on our website at www.elizabetharden.com, under the section “Corporate Information—Investor Information—Corporate Governance—Committee Charters—Nominating and Corporate Governance Committee.”

The board of directors has determined that both members of the nominating and corporate governance committee are independent in accordance with applicable Nasdaq rules.

DIRECTOR COMPENSATION

The board of directors’ general policy on director compensation is that compensation for independent directors should consist of both cash and equity-based compensation. Directors who are our employees (currently Mr. Beattie) are not paid for board service in addition to their regular employee compensation. For board service since the June 2003 annual meeting of shareholders, non-employee directors (currently Messrs. Berens, Dooley, Mauran, Tatham and Thomas) received an annual retainer of $25,000 and a fee of $1,000 for each meeting of our board of directors attended or a committee of the board attended on a date separate from a board meeting. In the event a committee meeting was on the same date as a board meeting, the board member received $500 for attending the committee meeting. A $3,500 annual retainer was paid to the audit committee chairperson and a $2,500 annual retainer was paid to the compensation committee chairperson. Non-employee directors received a grant of stock options for 5,000 shares of our common stock under our Non-Employee Director Stock Option Plan upon re-election to the board at the 2003 annual meeting of shareholders. These options will be exercisable on June 25, 2006, which is three years after the date of grant, and the exercise price for each option is equal to $13.04, which was the closing price of our common stock on the date of grant. In addition, our board members were reimbursed for all expenses incurred in connection with their activities as directors.

In 2003, the compensation committee retained Mercer Human Resource Consulting, a global compensation and benefits consulting firm, to review board of directors’ compensation. As a result of that review, the board determined that market practices of a peer group of consumer products and beauty companies supported an increase in cash compensation and a decrease in equity compensation for our non-employee directors and, accordingly, the board changed board compensation to be more consistent with those market practices. The changes included a decrease in the annual grant of stock options upon re-election to the board from 15,000 shares to 5,000 shares and an increase in the vesting period from one year to three years. At the time, Mercer’s review suggested that an annual award of 7,000 shares of stock options would reflect market conditions, but that a reduction to 5,000 shares would be consistent with the approach taken in 2003 with respect to employee option grants because of stock incentive run rate limitations. This year, the board determined that a grant of 7,000 shares of stock options upon re-election to the board at the next annual meeting was appropriate and consistent with Mercer’s recommendations. This change will become effective if the 2004 Non-Employee Director Stock Option Plan is approved at our June 2004 annual shareholders meeting. The cash compensation to our board members will remain the same as we established last year. In addition, our board members will continue to be reimbursed for all expenses incurred in connection with their activities as directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the annual compensation for services in all capacities to us for the fiscal years ended January 31, 2004, January 31, 2003 and January 31, 2002 of the chief executive officer and each of our four executive officers who were serving in that capacity at January 31, 2004:

Long-Term Compensation
		Annual Compensation				Awards
Name and Principal Position	Year (1)	Salary ($)	Bonus ($)	Other Annual Compensation ($)(2)		Restricted Stock Awards ($)		Securities Underlying Options (#) (3)	All Other Compensation ($)(4)
E. Scott Beattie Chairman and Chief Executive Officer	1/31/04 1/31/03 1/31/02	569,333 413,333 400,000	495,000 187,500 —	3,766 394 3,195		499,144 929,890 12,677	(5) (6) (7)	75,600 135,000 —	16,309 19,990 7,783

Paul F. West President and Chief Operating Officer	1/31/04 1/31/03 1/31/02	391,667 345,833 325,000	286,000 113,750 —	2,999 525 76,281		246,232 451,871 8,711	(5) (6) (7)	36,960 65,000 —	14,866 13,082 5,354

Stephen J. Smith Executive Vice President and Chief Financial Officer(8)	1/31/04 1/31/03 1/31/02	321,833 305,000 214,807	175,500 166,800 —	— — 125,163	(9)	123,449 281,735 1,938	(5) (6) (7)	18,000 40,000 100,000	9,964 11,033 1,487

Ronald L. Rolleston Executive Vice President, Global Marketing	1/31/04 1/31/03	292,500 287,500	158,490 117,083	3,036 393		70,514 280,483	(5) (6)	10,000 40,000	12,623 12,917

Joel B. Ronkin Executive Vice President and Chief Administrative Officer	1/31/04 1/31/03	239,333 208,333	105,436 92,500	920 159		69,147 176,454	(5) (6)	10,000 25,000	11,386 11,491

(1)	The amounts shown for “1/31/04,” “1/31/03” and “1/31/02” are for the fiscal years ended January 31, 2004, 2003 and 2002, respectively.

(2)	During the fiscal years ended January 31, 2004, 2003 and 2002, respectively, the named executives were reimbursed for the following amounts of taxes incurred as a result of the payment of executive disability insurance premiums: (a) E. Scott Beattie – $3,766, $394 and $3,195; (b) Paul F. West – $2,999, $525 and $2,703; (c) Ronald L. Rolleston – $3,036 (fiscal 2004) and $393 (fiscal 2003); and (d) Joel B. Ronkin – $920 (fiscal 2004) and $159 (fiscal 2003). The amount shown for Mr. West for the fiscal year ended January 31, 2002 also includes $58,141 that was reimbursed by us for relocation-related expenses, as well as $15,437 that was reimbursed by us for the payment of taxes on the relocation reimbursement benefit. The amounts reflected in the above table do not include any other amounts for perquisites and other personal benefits. Except as stated above for Mr. West and as stated in Note 9 for Mr. Smith, the aggregate amount of such compensation for each named executive did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus and, accordingly, has been omitted from the table as permitted by the rules of the SEC.

(3)	Option grants awarded during the fiscal years ended January 31, 2004 and 2003, respectively, were for performance during the fiscal years ended January 31, 2003 and 2002, respectively.

(4)	Amounts consist of matching payments made by us under our 401(k) plan, term life insurance premiums and disability insurance premiums paid or reimbursed by us. For the fiscal year ended January 31, 2004, these amounts were as follows:

Name	401(k) Match($)	Life Insurance($)	Disability Insurance($)
E. Scott Beattie	9,432	1,340	5,537

Paul F. West	9,524	1,287	4,055

Stephen J. Smith	8,063	1,121	780

Ronald L. Rolleston	8,020	957	3,646

Joel B. Ronkin	8,793	802	1,791

(5)	During the fiscal year ended January 31, 2004, we granted restricted stock to each of the named executives on two different dates. On June 25, 2003, we granted restricted stock to the named executives in the following amounts: (i) Mr. Beattie – 37,800 shares; (ii) Mr. West – 18,480 shares; (iii) Mr. Smith – 9,000 shares; (iv) Mr. Rolleston – 5,000 shares; and (v) Mr. Ronkin – 5,000 shares. These grants of restricted stock vest in thirds over a three-year period from the date of grant. In addition, we also granted on April 21, 2003 restricted stock to all regular, full-time employees based in the United States and Puerto Rico which is due to vest one year from the date of grant, including grants to the named executives as follows: (i) Mr. Beattie – 611 shares; (ii) Mr. West – 515 shares; (iii) Mr. Smith – 597 shares; (iv) Mr. Rolleston – 521 shares; and (v) Mr. Ronkin – 387 shares. Grants of restricted stock vest only if the employee is employed by us on the vesting date (with limited exceptions), and the shares are eligible for the payment of dividends, if the board of directors were to declare dividends on the common stock.

Amounts represent the dollar value of the restricted stock granted during the fiscal year ended January 31, 2004, determined by multiplying the total number of shares of restricted stock granted to the named executives on the dates of such grants by the respective closing prices of our common stock on those grant dates. At January 31, 2004, based on the closing price of the common stock on the last stock trading day of fiscal 2004: (a) Mr. Beattie had 119,411 shares of restricted stock (valued at $2,419,267); (b) Mr. West had 57,995 shares of restricted stock (valued at $1,174,979); (c) Mr. Smith had 33,597 shares of restricted stock (valued at $680,675); (d) Mr. Rolleston had 29,521 shares of restricted stock (valued at $598,095); and (e) Mr. Ronkin had 20,387 shares of restricted stock (valued at $413,041).

(6)	During the fiscal year ended January 31, 2003, we granted two types of restricted stock to each of the named executives: (a) performance accelerated restricted stock (PARS) on March 22, 2002, which has a vesting period of six years that can be accelerated to three, four or five years from the date of grant if the company’s total shareholder return exceeds the median total shareholder return of the companies comprising the Russell 2000 Index over the respective three, four or five-year period and, in such circumstance, would cause an award of a new grant of PARS; and (b) restricted stock on March 21, 2002 and September 3, 2002, which was due to vest one year from the date of grant and was granted to all our regular, full-time employees based in the United States and Puerto Rico. Shares of both PARS and restricted stock vest only if the employee is still employed by us on the vesting date (with limited exceptions), and the shares are eligible for the payment of dividends, if the board of directors were to declare dividends on the common stock.

During the fiscal year ended January 31, 2003, we granted: (i) Mr. Beattie – 81,000 shares of PARS and 1,210 shares of restricted stock; (ii) Mr. West – 39,000 shares of PARS and 996 shares of restricted stock; (iii) Mr. Smith – 24,000 shares of PARS and 983 shares of restricted stock; (iv) Mr. Rolleston – 24,000 shares of PARS and 861 shares of restricted stock; and (v) Mr. Ronkin – 15,000 shares of PARS and 651 shares of restricted stock.

Amounts represent the dollar value of the restricted stock granted during the fiscal year ended January 31, 2003, determined by multiplying the total number of shares of restricted stock granted to the named executives on the dates of such grants by the respective closing prices of our common stock on those grant dates.

(7)	During the fiscal year ended January 31, 2002, shares of regular restricted stock, which vest one year from the date of grant, were granted on October 12, 2001 to all our regular, full-time employees based in the United States and Puerto Rico. Amounts represent the dollar value of the restricted stock, determined by multiplying the number of shares of restricted stock granted during the fiscal year ended January 31, 2002 by the closing price of our common stock on the date of grant.

(8)	Mr. Smith was appointed to the position of executive vice president and chief financial officer in May 2001.

(9)	Amount represents $65,163 paid to offset forgone incentive compensation from a prior employer and $60,000 paid to defray certain taxes. Mr. Smith’s stock option grant during the fiscal year ended January 31, 2002 was issued in May 2001 as an incentive to join us.

Option Grants In Last Fiscal Year

The following table sets forth information concerning stock options granted during the fiscal year ended January 31, 2004 to the named executives:

	Individual Grants
Name	Number of Securities Underlying Options Granted(#)(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/ Share)(2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term($)(3)
					5%	10%
E. Scott Beattie	75,600	17.7%	13.04	6/25/13	619,979	1,571,150
Paul F. West	36,960	8.6%	13.04	6/25/13	303,101	768,118
Stephen J. Smith	18,000	4.2%	13.04	6/25/13	147,614	374,083
Ronald L. Rolleston	10,000	2.3%	13.04	6/25/13	82,008	207,824
Joel B. Ronkin	10,000	2.3%	13.04	6/25/13	82,008	207,824

(1)	The options vest in equal thirds over a three-year period on the anniversary date of the grant if the employee is still employed by us at that time (with limited exceptions) unless there is a change in control, in which case the option vests immediately.

(2)	The exercise price of the options granted was based upon the closing price of our common stock on the date of grant.

(3)	Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration dates. Hypothetical gains are calculated based on rules promulgated by the SEC and do not represent an estimate by us of our future stock price growth. This table does not take into account any appreciation in the price of our common stock to date. Actual gains, if any, on option exercises and common stock holdings are dependent on the timing of those exercises and the future performance of the common stock. There can be no assurances that the rates of appreciation assumed in this table can be achieved, or that the amounts reflected would be received by the named executives.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth certain information concerning options exercised by the named executives during the fiscal year ended January 31, 2004 and unexercised options held by the named executives at January 31, 2004:

Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at Fiscal Year-End Exercisable / Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year-End ($) Exercisable / Unexercisable (2)
E. Scott Beattie	1,600	18,872	1,008,400 / 165,600	8,266,734 / 1,349,532
Paul F. West	50,000	571,565	242,417 / 80,293	2,542,053 / 653,815
Stephen J. Smith	—	—	13,334 / 144,666	119,073 / 578,087
Ronald L. Rolleston	44,921	468,498	79,163 / 36,666	752,673 / 310,327
Joel B. Ronkin	—	—	84,084 / 26,666	828,414 / 221,027

(1)	Value is based on the difference between the option exercise price and the closing price of the common stock on the date of exercise multiplied by the number of shares underlying the option.
(2)	Value is based on the difference between the option exercise price and the closing price of the common stock on January 31, 2004 multiplied by the number of shares underlying the option.

Equity Compensation Plan Information

The following table sets forth information concerning common stock authorized for issuance under compensation plans of the company at January 31, 2004:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	3,850,638	$11.98	709,890
Equity compensation plans not approved by security holders	—	—	—

Total	3,850,638	$11.98	709,890

(1)	Does not include 784,242 shares of restricted common stock issued under our 2000 Stock Incentive Plan.

Employment Contracts and Termination of Employment and Change in Control Arrangements

None of our executive officers has employment contracts. In March 2002, the compensation committee of the board recommended, and the board approved, a severance and change in control arrangement for senior executives, including the named executives. Under the arrangement, the executive receives severance benefits, based on his or her position and responsibility, in the event the executive’s employment is terminated without “cause” and is not the result of a resignation or death. Currently, the severance benefit for the named executives is as follows: (a) Mr. Beattie, 24 months of base salary; (b) Mr. West, 18 months of base salary; (c) Mr. Smith, 24 months of base salary plus preceding year’s bonus; and (d) Messrs. Rolleston and Ronkin, 12 months of base salary.

Under the change in control arrangement, a severance benefit is paid to senior executives based on a “base amount” in the event there is an actual or constructive termination of employment (e.g., decrease in pay or job responsibility) following a change in control, except as noted below. “Base amount” is the average salary plus average bonus the executive has received over the most recent five-year period. The monthly base amount is the base amount divided by twelve. Currently, the severance benefit due to a change in control for the named executives is as follows: (a) Mr. Beattie, 35.88 months of monthly base amount; (b) Mr. West, 24 months of monthly base amount; (c) Mr. Smith, 24 months of base salary plus preceding year’s bonus; and (d) Messrs. Rolleston and Ronkin, 18 months of monthly base amount.

Compensation Committee Interlocks and Insider Participation

All members of the compensation committee of the board of directors during the fiscal year ended January 31, 2004 were independent directors, and none of them were employees or former employees of the company. During the fiscal year ended January 31, 2004, none of our executive officers served on the compensation committee (or equivalent), or the board of directors, of another entity whose executive officer(s) served on the compensation committee of our board of directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In March 2002, we provided a loan to Mr. Beattie in the aggregate principal amount of $500,000, which matured on March 31, 2004 and bore quarterly interest at a rate of 5%. This loan replaced earlier loans made by us to Mr. Beattie in 1998. In July 2002, Mr. Beattie re-paid $100,000 of the principal amount of the loan. The highest amount of principal and accrued interest on the loan outstanding at any time during the fiscal year ended January 31, 2004 was $405,000. The loan balance and accrued interest was re-paid by Mr. Beattie in March 2004.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Overview of Compensation Philosophy and Program

Elizabeth Arden’s executive compensation program consists of base salaries, short-term incentive cash payments and long-term incentive compensation. All of the components of executive compensation are designed to facilitate fulfillment of our compensation objectives, which include:

•	providing market-competitive compensation to attract, retain and motivate key management personnel;

•	relating management compensation to the achievement of company goals and performance; and

•	aligning the interests of management with those of the company’s shareholders.

The determination of the total compensation package for the company’s senior management and other key personnel was made after reviewing and considering a number of factors, including achievement of company goals and the individual’s contribution to the achievement of those goals, job responsibility, level of individual performance, compensation levels at competitive companies, as well as at companies of a similar size and type, and the company’s historical compensation levels. Except for short-term incentive cash payments, which generally are based on an individual’s attainment of certain pre-determined key performance indicators and company financial performance targets, the compensation decisions for fiscal 2004 performance were based upon an overall review of all of the relevant factors without giving specific weight to any one factor.

Evaluation of Compensation Strategy and Programs

In 2002, the compensation committee, with assistance from Mercer Human Resource Consulting, a global compensation and benefits consulting firm, formalized the company’s compensation strategy and its compensation programs. We again retained Mercer this year to assist us in the evaluation of the company’s compensation strategy and programs for executives and employees and to ensure that the strategy and programs continue to accomplish the company’s objectives.

After a review of market conditions and competitive practices, we determined that the compensation strategy adopted in 2002 is still appropriate and, in many ways, established compensation practices that we believe are best practices and are consistent with the practices of other leading companies. In accordance with that strategy, we intend to target base salaries below market median levels for the most senior executives and at market median levels for other executives and key employees. Total cash compensation, which includes base salary and bonus, was targeted at levels that are somewhat above the market median for positions below the senior executive level, while total cash compensation levels for senior executives will be targeted at slightly lower levels due to our desire to place the primary compensation emphasis on long-term incentives. The relatively greater emphasis on long-term incentives for our management group underscores the company’s primary business strategy of maximizing shareholder value.

Consistent with this compensation strategy, we have adopted a general framework for determining the various components of the compensation of the company’s management group on an annual basis. In general, short-term incentive cash payments (e.g., bonuses) and long-term incentive grants (e.g., stock options and restricted stock grants) will be determined as a percentage of base salary, with variances based on level of responsibility, individual performance and market conditions.

Short-Term Incentive Program

The company’s short-term incentive program consists of cash bonuses and is designed to motivate and reward eligible employees for both company and individual performance. The incentive program is designed to result in incentive payments below the market median when company performance is below targets, and incentive payments above the market median when company performance exceeds targets. Short-term incentive program payouts are determined, in most cases, based upon the achievement of two types of performance objectives: company performance targets and individual key performance indicators. Generally, more senior-level employees have a greater percentage of their bonuses tied to company performance than individual performance in comparison with less senior-level employees. The short-term incentive opportunities of both the company’s chief executive officer and its chief operating officer are based 100% upon company performance. The maximum short-term incentive payout opportunity for any employee is two times base salary.

In determining management bonuses for fiscal 2004 performance, the primary factor used for the measurement of company performance was the company’s achievement of actual versus budgeted EBITDA (net income plus provision for income taxes, plus interest expense, plus depreciation and amortization), adjusted to exclude debt extinguishment charges associated with refinancing activities as well as operational restructuring charges. Excluding these charges, the company exceeded its budgeted EBITDA for fiscal 2004 and, thus, pursuant to the terms of the company’s short-term incentive program, eligible participants received payouts equal to 110% of the corporate-performance portions of the their par bonus potentials for fiscal 2004. With respect to individual performance, eligible short-term incentive program participants were evaluated and compensated based upon their achievement of certain key performance indicators established for each participant for fiscal 2004.

Long-Term Incentive Programs

To assist us in our review, we asked Mercer to analyze the long-term incentive programs of companies that were of a similar size or type or from a similar industry as the company, including other consumer product companies. As a result of this review, we have determined that we should target an annualized level of stock incentive grants (i.e., run rate) of approximately 3.0% of common shares outstanding (including shares convertible into common stock). Because there were, however, an insufficient number of shares available to grant under the company’s stock incentive plans for fiscal 2004 performance, we authorized, and the board approved, granting additional stock incentives for this year at only a 2.7% run rate and recommended to the board of directors the adoption of the 2004 Stock Incentive Plan and the submission of the plan for shareholder approval. This plan, included in Annex E and described in Proposal 2 of this proxy statement, will provide a basis for future stock options and awards, which are designed to attract, retain and motivate our key employees and is consistent with our compensation strategy.

We decided to continue to award the company’s management team approximately equal values of stock option and restricted stock grants annually, as well as to continue to periodically grant other forms of restricted stock that would vest over a longer period of time. Mercer recommended, however, and we agreed, to change the type of restricted stock being granted annually from tenure-based restricted stock to performance-based restricted stock. We believe that the use of performance-based restricted stock better aligns the company’s management team’s interests with those of the company’s shareholders in that it requires the achievement of pre-established performance criteria as a condition to the vesting of those shares.

We used this revised approach in determining the appropriate number and type of long-term incentive shares to be awarded for fiscal 2004 performance. On March 10, 2004, we authorized, and the board approved, the grant of stock incentives to managerial employees in an aggregate amount of 556,000 shares, consisting of: (i) approximately 364,000 shares in the form of stock options, including 147,300 shares to the named executives, and (ii) approximately 192,000 shares in the form of performance-based restricted stock, including 87,250 shares to the named executives. The stock options are due to vest over three years in thirds after each succeeding year from the date of grant, assuming the person receiving the grant is employed by the company at the time of vesting. The exercise price of those stock options is $21.60 per share, which was the closing price of the company’s common stock on the date of grant. The options expire ten years from the date of grant.

The performance-based restricted stock will vest as to one third of the stock granted on each of the first, second and third anniversaries of the date of grant, but only if the person receiving the grant is employed by the company at the time of vesting and the company achieves a cumulative annualized increase in earnings per share of 10%, excluding any one-time or extraordinary events (as determined by the compensation committee), and after giving effect to any stock splits or other recapitalizations. The vesting dates are subject to deferral if the company’s fiscal year is less than 12 months long.

The amount and allocation of individual stock incentive grants relative to fiscal 2004 performance were set by us for all executive officers and were set by senior management, consistent with the guidelines established by the compensation committee, for all other eligible employees based on a number of factors, including job responsibilities, individual performance and market conditions.

Stock Ownership Requirements

In 2002, we established stock ownership requirements for all of the company executives at the level of senior vice president and above, and we required the executives to comply in stages over five years. The full ownership requirements range from one times base salary for senior vice presidents to five times base salary for the chief executive officer. The company’s chief executive officer already complies with the full ownership requirements and all of the company’s remaining named executives comply with the 50% ownership requirement required at this time. The ownership guidelines may be reviewed from time to time to ensure market competitiveness and to reflect appropriate market conditions.

Chief Executive Officer Compensation

One of our responsibilities includes reviewing and establishing the compensation of the company’s chief executive officer. In connection with our review of executive compensation this year, we asked Mercer to update the analysis of chief executive officer compensation it conducted last year. In addition, we asked Mercer to measure the company’s performance compared to a peer group of consumer product and beauty companies (the peer group) and assist us in determining if the pay of the company’s chief executive officer was appropriately linked.

Based on the updated review of market data and the analysis of the pay-and-performance linkage, we determined that the cash compensation of the company’s chief executive officer, E. Scott Beattie, was below market levels and that an increase in his base pay would be appropriate in light of the performance of both Mr. Beattie and the company. Specifically, the median base salary for chief executive officers, based on Mercer’s salary survey of the peer group and a broader group of similarly-situated executives, is approximately $721,000. Mercer has determined that a base salary midpoint of $648,900 (90% of $721,000) equates to approximately the 45th percentile of chief executive officer base pay, which is consistent with our strategy to pay slightly less than market salaries to the company’s most senior executives. As a result of these survey results and the pay-and-performance analysis and considering the company’s strong operating performance during fiscal 2004 and Mr. Beattie’s successful leadership and involvement in the company’s public offering of stock, the refinancing of its long-term debt and the consolidation of its U.S. distribution facilities, we have determined that an increase in Mr. Beattie’s base salary from $600,000 to $650,000 is appropriate for fiscal 2005.

Taking into account the decreased stock incentive run rate we adopted for fiscal 2004 performance and applying the company’s compensation strategy in an equitable fashion, on March 10, 2004 we granted Mr. Beattie an option to purchase 71,300 shares of common stock and an award of 42,250 shares of performance-based restricted stock related to fiscal 2004 performance. The stock option would vest and the restrictions on the restricted stock would lapse in the same manner as described previously with respect to the other March 10, 2004 stock incentive grants. In addition, as was the case with all other short-term incentive program participants, Mr. Beattie earned a bonus that equates to 110% of the corporate-performance portion of his par bonus potential for fiscal 2004 performance, which resulted in a bonus payment of $495,000.

William M. Tatham did not join in this report covering compensation for the company’s fiscal year ended January 31, 2004 as the matters described in this report were either begun or were implemented prior to his appointment to the compensation committee on March 10, 2004.

Fred Berens (Chairman)

George Dooley

PERFORMANCE GRAPH

The following performance graph data and table compare the cumulative total shareholder returns, including the reinvestment of dividends, on our common stock with the companies in the Russell 2000 Index and a market-weighted index of publicly traded peer companies for the period from January 31, 1999 through January 31, 2004. The peer group is a good representation of consumer products and beauty companies with similar market capitalizations and/or business models to our company. The publicly traded companies in the peer group are Avon Products, Inc., Chattem, Inc., The Estee Lauder Companies, Inc., Inter Parfums, Inc. (formerly known as Jean Philippe Fragrances, Inc.) and Revlon, Inc. The graph and table assume that $100 was invested on January 31, 1999 in each of the Russell 2000 Index and the peer group and our common stock, and that all dividends were reinvested. Our common stock is listed on The Nasdaq National Market under the symbol “RDEN.”

	January 31,
	1999	2000	2001	2002	2003	2004
Elizabeth Arden, Inc.	100.00	81.57	167.07	126.24	152.58	254.24
Russell 2000 Index	100.00	117.74	122.09	117.70	91.96	145.31
Peer Group	100.00	98.37	105.44	113.91	115.52	152.48

PROPOSAL 2–—

APPROVAL OF THE

2004 STOCK INCENTIVE PLAN

General

We are requesting that the shareholders vote in favor of the approval of the 2004 Stock Incentive Plan (the “2004 Plan”), which was adopted by the board of directors on May 10, 2004. If approved, the 2004 Plan will become the plan for providing stock-based incentive compensation to eligible employees and others that provide services to the company. The adoption of the 2004 Plan is consistent with, and will allow for the implementation of the compensation strategy and programs adopted by the board of directors of the company in 2002 as recommended by Mercer Human Resource Consulting. We believe our compensation strategy and programs are consistent with best practices and link employee compensation to the performance of the company and shareholder return. These practices include the increasing use of performance-based restricted stock and performance accelerated restricted stock (PARS), the establishment of stock ownership guidelines for executives and the implementation of a cash bonus program largely tied to company performance. We firmly believe that a broad-based stock incentive program is a necessary and powerful employee incentive and retention tool that benefits all of our shareholders.

In making the decision to adopt the 2004 Plan and recommend its approval to the shareholders, the board of directors noted that: (i) at April 26, 2004, there were virtually no shares of common stock available for grant under existing employee stock incentive plans, and additional shares are needed to implement the broad-based compensation programs established by the compensation committee for management and non-management employees; (ii) additional shares of common stock likely will be needed in March 2005 for stock incentive grants as our total shareholder return is likely to exceed the total shareholder return of the median of the companies comprising the Russell 2000 Index over a three year period and, in such circumstance, the PARS granted in March 2002 would vest and a new grant of PARS or other similar periodic stock incentive grant would be awarded; and (iii) at the target run rate of 3% adopted by the compensation committee this year based on market conditions, the 2004 Plan should have sufficient shares of common stock for regular grants projected in 2005 and 2006 and the PARS grant projected in 2005. Accordingly, on May 10, 2004, our board of directors adopted, subject to shareholder approval, the 2004 Plan establishing that the company may issue 2,000,000 shares of common stock under the 2004 Plan. If the shareholders approve the 2004 Plan at the annual meeting, it will become effective as of May 10, 2004 and the term during which options or stock awards may be granted will expire on May 10, 2014.

Summary of the 2004 Stock Incentive Plan

The following summary of the 2004 Plan is qualified in its entirety by reference to the full text of such plan, which is attached to this proxy statement as Annex E.

Administration. The 2004 Plan will be administered by the compensation committee of the board of directors, which is comprised of not less than two members who shall be (i) “Non-Employee Directors” within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended, and (ii) “outside directors” within the meaning of Treasury Regulation § 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The compensation committee is authorized, subject to the provisions of the 2004 Plan, to establish such rules and regulations as it deems necessary for the proper administration of the 2004 Plan and to make such determinations and interpretations and to take such action in connection with the 2004 Plan and any Benefits (as defined below) granted as it deems necessary or advisable. Thus, among the compensation committee’s powers are the authority to select officers and other employees of, and consultants and advisors to, us and our subsidiaries to receive Benefits, and to determine the form, amount and other terms and conditions of Benefits, the timing of any grants, the number of shares subject to each award, the period of exercisability, the designation of options as incentive stock options (“ISOs”) or non-qualified options (“NSOs”) and the other terms and provisions thereof.

Eligibility. Benefits may be awarded to officers and employees of, and consultants and advisors to, our company and our subsidiaries and affiliates as the compensation committee in its sole discretion determines to be responsible for our success and future growth and profitability.

Type of Benefits. Benefits under the 2004 Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Stock Awards, (d) Performance Awards and (e) Stock Units (as such terms are defined in the 2004 Plan, and collectively, the “Benefits”). Stock Awards, Performance Awards and Stock Units may, as determined by the compensation committee in its discretion, constitute Performance-Based Awards, as described in Section 10 of the 2004 Plan. Benefits shall be evidenced by agreements (which need not be identical) in such forms as the compensation committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the 2004 Plan and any such agreements, the provisions of the 2004 Plan shall prevail. Benefits may be granted singly, in combination, or in tandem as determined by the compensation committee.

Stock Options. Under the 2004 Plan, the compensation committee may grant awards in the form of options to purchase shares of common stock (“Stock Options”). Stock Options may either be ISOs, qualifying for special tax treatment, or NSOs. The compensation committee will, with regard to each Stock Option, determine the number of shares subject to the Stock Option, the manner and time of the Stock Option’s exercise (but in no event later than ten years after the date of grant) and vesting, and the exercise price per share of stock subject to the Stock Option; however, the exercise price shall not be less than 100% of the fair market value of the common stock as reflected by the closing price of the common stock on the date the Stock Option is granted (the “Fair Market Value”). The exercise price may be paid in cash or, in the discretion of the compensation committee, by the delivery of shares of our common stock then owned by the participant, or by delivery to us of (x) irrevocable instructions to deliver directly to a broker the stock certificates representing the shares for which the Stock Option is being exercised, and (y) irrevocable instructions to such broker to sell such shares for which the Stock Option is being exercised, and promptly deliver to us the portion of the proceeds equal to the Stock Option exercise price and any amount necessary to satisfy our obligation for withholding taxes, or any combination thereof. For purposes of making payment in shares of common stock, such shares shall be valued at their Fair Market Value on the date of exercise of the Stock Option and shall have been held by the participant for at least six months. The compensation committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the 2004 Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of common stock then owned by a participant, providing us with a notarized statement attesting to the number of shares owned, where upon verification by us, we would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the Stock Option or by us retaining from the shares of common stock to be delivered upon the exercise of the Stock Option that number of shares having a Fair Market Value on the date of exercise equal to the option price of the number of shares with respect to which the participant exercises the Stock Option.

In the case of ISOs, however, the exercise price per share of ISOs granted to any holder of our capital stock (or any subsidiary or parent corporation) representing 10% or more of our voting power (or any subsidiary or parent corporation) will be not less than 110% of the Fair Market Value of the common stock on the date the ISO is granted.

Stock Options granted under the 2004 Plan are exercisable at such times, in such amounts and during such period or periods as the compensation committee may determine at the date the option is granted, which period or periods will end, at the discretion of the compensation committee, not more than 10 years after the date of grant and, in the case of a person who at the date of grant owns our capital stock (or the capital stock of any subsidiary or parent corporation) representing 10% or more of our voting power (or the voting power of any subsidiary or parent corporation), not more than five years from the date of grant. Except as otherwise provided under the Code, to the extent that the aggregate fair market value of shares subject to ISOs (under any of our plans or the plans of any subsidiary or parent corporation) exercisable for the first time in any calendar year exceeds $100,000, such excess will be treated as NSOs.

Stock Appreciation Rights (SARs). The 2004 Plan authorizes the compensation committee to grant an SAR either in tandem with a Stock Option or independent of a Stock Option. An SAR is a right to receive a payment, in cash, common stock, or a combination thereof, equal to the excess of (x) the Fair Market Value, or other specified valuation (which shall not be greater than the Fair Market Value), of a specified number of shares of common stock on the date the right is exercised over (y) the fair market value, or other specified valuation (which shall not be less than Fair Market Value), of such shares of common stock on the date the right is granted, all as determined by the compensation committee. Each SAR shall be subject to such terms and conditions as the compensation committee shall impose from time to time.

Stock Awards. The compensation committee may, in its discretion, grant Stock Awards (which may include mandatory payment of bonus incentive compensation in stock) consisting of common stock issued or transferred to participants with or without other payments therefore. Stock Awards may be subject to such terms and conditions as the compensation committee determines appropriate, including, without limitation, vesting, restrictions on the sale or other disposition of such shares, the right of the company to reacquire such shares for no consideration upon termination of the participant’s employment within specified periods, and may constitute Performance-Based Awards, as described below. The Stock Award shall specify whether the participant shall have, with respect to the shares of common stock subject to a Stock Award, all of the rights of a holder of shares of common stock, including the right to receive dividends and to vote the shares.

Performance Awards. The 2004 Plan allows for the grant of performance awards which may take the form of shares of common stock or stock units, or any combination thereof and which may constitute Performance-Based Awards. Such awards will be contingent upon the attainment over a period to be determined by the compensation committee of certain performance targets. The length of the performance period, the performance targets to be achieved and the measure of whether and to what degree such targets have been achieved will be determined by the compensation committee. Payment of earned performance awards will be made in accordance with terms and conditions prescribed or authorized by the compensation committee. The participant may elect to defer, or the compensation committee may require the deferral of, the receipt of performance awards upon such terms as the compensation committee deems appropriate.

Stock Units. The compensation committee may, in its discretion, grant Stock Units to participants, which may constitute Performance-Based Awards and which may be entitled to a Dividend Equivalent Right (as defined below). A “Stock Unit” means a notional account representing one share of common stock. A “Dividend Equivalent Right” means the right to receive the amount of any dividend paid on the share of common stock underlying a Stock Unit. The compensation committee determines the criteria for the vesting of Stock Units and whether a participant granted a Stock Unit shall be entitled to Dividend Equivalent Rights. Upon vesting of a Stock Unit, unless the compensation committee has determined to defer payment with respect to such unit or a participant has elected to defer payment, shares of common stock representing the Stock Units will be distributed to the participant (unless the compensation committee provides for the payment of the Stock Units in cash, or partly in cash and partly in shares of common stock, equal to the value of the shares of common stock which would otherwise be distributed to the participant).

Performance-Based Awards. Certain Benefits may be granted in a manner such that the Benefit qualifies for the performance-based compensation exemption to Section 162(m) of the Code (“Performance-Based Awards”). As determined by the compensation committee in its sole discretion, either the granting or vesting of such Performance-Based Awards will be based upon one or more of the following factors: (i) the attainment of certain target levels of, or a specified increase in, the company’s enterprise value or value creation targets; (ii) the attainment of certain target levels of, or a percentage increase in, the company’s after-tax or pre-tax profits including, without limitation, that attributable to the company’s continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase relating to, the company’s operational cash flow or working capital, or a component thereof including, without limitation, inventory and accounts receivable; (iv) the attainment of certain target levels of, or a specified decrease relating to, the company’s operational costs and other expense targets, or a component thereof, or planning or forecasting accuracy; (v) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of bank debt or other of the company’s long-term or short-term public or private debt or other similar financial obligations of the company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the compensation committee; (vi) the attainment of a specified percentage increase in earnings per share or earnings per share from the company’s continuing operations; (vii) the attainment of certain target levels of, or a specified percentage increase in, the company’s net sales, revenues, market share, operating margin, net income or earnings before income tax or other exclusions; (viii) the attainment of certain target levels of, or a specified increase in, the company’s return on invested capital; (ix) the attainment of certain target levels of, or a percentage increase in, the company’s after-tax or pre-tax return on shareholders equity or total return to shareholders; (x) the attainment of certain target levels in the fair market value of the company’s common stock; (xi) the growth in the value of an investment in the common stock assuming the reinvestment of dividends; and (xii) the attainment of certain target levels of, or a specified increase in, EBITDA (earnings before interest, taxes, depreciation and amortization).

With respect to Performance-Based Awards, the compensation committee shall establish in writing, (x) the goals applicable to a given period and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed). No Performance-Based Award shall be payable to, or vest with respect to, as the case may be, any participant for a given fiscal period until the compensation committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied.

Foreign Laws. The compensation committee may grant Benefits to individual participants who are subject to the tax laws of nations other than the United States, which Benefits may have terms and conditions as determined by the compensation committee as necessary to comply with applicable foreign laws or avoid unfavorable tax treatment to a participant. The compensation committee may take any action which it deems advisable to obtain approval of such Benefits by the appropriate foreign governmental entity; provided, however, that no such Benefits may be granted to such individuals and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.

Other Terms of Benefits. The 2004 Plan provides that Benefits shall not be transferable other than by will or the laws of descent and distribution. The compensation committee shall determine the treatment to be afforded to a participant in the event of termination of employment for any reason including death, disability or retirement. Notwithstanding the foregoing, other than with respect to incentive stock options, the compensation committee may permit the transferability of an award by a participant to the participant’s spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or certain entities owned by such persons.

Upon the grant of any Benefit under the 2004 Plan, the compensation committee may, by way of an agreement with the participant, establish such other terms, conditions, restrictions and/or limitations covering the grant of the Benefit as are not inconsistent with the 2004 Plan. No Benefit shall be granted under the 2004 Plan after May 10, 2014. The compensation committee reserves the right to amend, suspend or terminate the 2004 Plan at any time, subject to the rights of participants with respect to any outstanding Benefits. No Amendment of the 2004 Plan may be made without approval of our shareholders if the amendment will: (i) disqualify any ISOs granted under the 2004 Plan; (ii) increase the total number of shares which may be issued under the 2004 Plan; (iii) increase the maximum number of shares with respect to stock options, SARs and other Benefits that may be granted to any individual under the 2004 Plan; (iv) change the types of factors on which Performance-Based Awards are to be based under the 2004 Plan; (v) modify a Benefit to reduce the exercise price thereof or to substitute a Benefit at a lower price in exchange for the higher price Benefit; (vi) modify the 2004 Plan in any way that would require shareholder approval under any regulatory requirement that the compensation committee determines applicable; or (vii) modify the requirements as to eligibility for participation in the 2004 Plan.

The 2004 Plan contains provisions for equitable adjustment of Benefits in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to our shareholders. The 2004 Plan contains provisions for the acceleration of exercisability or vesting of Benefits in the event of a “change in control” (as defined in the 2004 Plan) of our company, including the cash settlement of such Benefits.

Federal Income Tax Consequences Relating to the 2004 Stock Incentive Plan

Certain Federal Income Tax Consequences. The statements in the following paragraphs of the principal U.S. federal income tax consequences of Benefits under the 2004 Plan are based on statutory authority and judicial and administrative interpretations, as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect). The law is technical and complex, and the discussion below represents only a general summary of U.S. federal tax consequences and does not include tax consequences under foreign laws.

Incentive Stock Options. ISOs granted under the 2004 Plan are intended to meet the definitional requirements of Section 422(b) of the Code for “incentive stock options.”

An employee who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal income tax to the employee, provided that (i) the federal “alternative minimum tax,” which depends on the employee’s particular tax situation, does not apply and (ii) the employee is employed by us from the date of grant of the option until three months prior to the exercise thereof, except where such employment terminates by reason of disability (where the three-month period is extended to one year) or death (where this requirement does not apply). If an employee exercises an ISO after these requisite periods, the ISO will be treated as an NSO (as defined below) and will be subject to the rules set forth below under the caption “Non-Qualified Stock Options and Stock Appreciation Rights.”

Further, if after exercising an ISO, an employee disposes of the common stock acquired more than two years from the date of grant and more than one year from the date of transfer of the common stock pursuant to the exercise of such ISO (the “applicable holding period”), the employee will generally recognize a long-term capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, an employee does not hold the shares so acquired for the applicable holding period—thereby making a “disqualifying disposition”—the employee would recognize ordinary income equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price and any remaining income would be long-term capital gain (provided the holding period for the shares exceeded one year and the employee held such shares as a capital asset at such time). If the disqualifying disposition is a sale or exchange that would permit a loss to be recognized under the Code (were a loss in fact to be realized), and the sale proceeds are less than the fair market value of the shares on the date of exercise, the employee’s ordinary income therefrom would be limited to the gain, if any, realized on the sale.

An employee who exercises an ISO by delivering common stock previously acquired pursuant to the exercise of another ISO is treated as making a “disqualifying disposition” of common stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, despite some uncertainty, it appears that the employee would not recognize gain or loss with respect to such previously acquired shares.

We will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the common stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, we generally will be entitled to a deduction in an amount equal to the ordinary income included by the employee, provided that such amount constitutes an ordinary and necessary business expense to us and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

Non-Qualified Stock Options and Stock Appreciation Rights. Non-qualified stock options (“NSOs”) granted under the 2004 Plan are options that do not qualify as ISOs. An employee who receives an NSO or an SAR will not recognize any taxable income upon the grant of such NSO or SAR. However, the employee generally will recognize ordinary income upon exercise of an NSO in an amount equal to the excess of the fair market value of the shares of common stock at the time of exercise over the exercise price. Similarly, upon the receipt of cash or shares pursuant to the exercise of an SAR, the individual generally will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the shares received.

The ordinary income recognized with respect to the receipt of shares or cash upon exercise of an NSO or an SAR will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of an SAR for shares or upon the exercise of an NSO, we may satisfy the liability in whole or in part by withholding shares of common stock from those that otherwise would be issuable to the individual or by the employee tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

A federal income tax deduction generally will be allowed to us in an amount equal to the ordinary income included by the individual with respect to his or her NSO or SAR, provided that such amount constitutes an ordinary and necessary business expense to us and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

If an individual exercises an NSO by delivering shares of common stock, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a “disqualifying disposition” as described above, the individual will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the individual’s tax basis. The individual, however, will be taxed as described above with respect to the exercise of the NSO as if he or she had paid the exercise price in cash and we likewise generally will be entitled to an equivalent tax deduction.

Other Awards. With respect to other Benefits under the 2004 Plan that are settled either in cash or in shares of common stock that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the regulations thereunder), employees generally will recognize ordinary income equal to the amount of cash or the fair market value of the common stock received.

With respect to Benefits under the 2004 Plan that are settled in shares of common stock that are restricted to transferability or subject to a substantial risk of forfeiture—absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a “Section 83(b) Election”)—an individual will recognize ordinary income at the earlier of the time at which (i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award, if any. If a Section 83(b) election is made, the individual will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of the common stock as of that date over the price paid for such award, if any.

The ordinary income recognized with respect to the receipt of cash, shares of common stock or other property under the 2004 Plan, will be subject to both wage withholding and other employment taxes.

We generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the employee, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

Dividends and Dividend Equivalents. To the extent Benefits under the 2004 Plan earn dividends or dividend equivalents, whether paid currently or credited to an account established under the 2004 Plan, an individual generally will recognize ordinary income with respect to such dividends or dividend equivalents.

Change in Control. In general, if the total amount of payments to an individual that are contingent upon a “change in control” (as defined in the 2004 Plan) of our company, including payments under the 2004 Plan that vest upon a “change in control,” equals or exceeds three times the individual’s “base amount” (generally, such individual’s average annual compensation for the five calendar years ending before the date on which the change in control occurs), then, subject to certain exceptions, the payments may be treated as “parachute payments” under the Code, in which case a portion of such payments would be non-deductible to us and the individual would be subject to a 20% excise tax on such portion of the payments.

Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year unless the compensation qualifies as performance-based compensation and has been approved by the company’s shareholders. The 2004 Plan is intended to comply with Section 162(m) of the Code.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE 2004 STOCK INCENTIVE PLAN.

PROPOSAL 3—

APPROVAL OF THE

2004 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

General

We are requesting that the shareholders vote in favor of the approval of the 2004 Non-Employee Director Stock Option Plan (the “2004 Director Plan”), which was adopted by the board of directors on May 10, 2004. If approved, the 2004 Director Plan will replace the existing Non-Employee Director Stock Option Plan (the “1995 Director Plan”), which was adopted in 1995 and provides for the grant of stock options to the non-employee directors upon their re-election to the board each year. The 1995 Director Plan is expiring on January 25, 2005. If approved, the 2004 Director Plan will become the plan for providing stock-based compensation to non-employee directors and no further options will be granted under the 1995 Director Plan as of the date of the annual meeting of shareholders on June 22, 2004. 153,500 shares of common stock remain under the 1995 Plan.

The 2004 Director Plan is an essential component of non-employee director compensation and is necessary for the promotion of the long-term financial interests and growth of the company by attracting and retaining directors who will be instrumental to the success of the company, and motivating such persons by means of growth-related incentives. The number of shares of common stock which may be issued pursuant to stock options granted under the 2004 Director Plan will be 350,000.

New Plan Benefits

2004 Non-Employee Director Stock Option Plan

The table below shows the amounts to be awarded under the 2004 Director Plan upon the re-election to the board at the 2004 annual meeting of shareholders if the 2004 Director Plan is approved by the shareholders.

Name and Position	Dollar Value of Stock Options ($)	Number of Units of Stock Options
E. Scott Beattie(1) Chief Executive Officer	N/A	N/A
Paul F. West(1) President and Chief Operating Officer	N/A	N/A
Stephen J. Smith(1) Executive Vice President and Chief Financial Officer	N/A	N/A
Ronald L. Rolleston(1) Executive Vice President, Global Marketing	N/A	N/A
Joel B. Ronkin(1) Executive Vice President and Chief Administrative Officer	N/A	N/A
Executive Group(1)	N/A	N/A
Non-Executive Director Group	N/A	35,000(2)
Non-Executive Officer Employee Group(1)	N/A	N/A

(1)	Employees are not eligible to receive options under the 2004 Director Plan.
(2)	The stock options generally are exercisable three years after the date of grant if the director has continued to serve as a director until that date.

Summary of the 2004 Non-Employee Director Stock Option Plan

The following summary of the 2004 Director Plan is qualified in its entirety by reference to the full text of such plan, which is attached to this proxy statement as Annex F.

The 2004 Director Plan is administered by our board of directors. The plan provides that each member of our board who at the time of grant is a “non-employee director” (as defined in Rule 16b-3 of the Exchange Act) of our company or any of its subsidiaries within the meaning of the Employee Retirement Security Act of 1974, as amended (“ERISA”), shall be eligible for the grant of stock options under the 2004 Director Plan. Currently, Messrs. Berens, Dooley, Mauran, Tatham and Thomas are eligible for the grant of stock options under the 2004 Director Plan. Each year on the date of the annual meeting of the shareholders and provided that a sufficient number of shares remain available under the 2004 Director Plan, there will automatically be granted to each eligible director who is re-elected to the board an option to purchase 7,000 shares of common stock or such other amount as the board determines based on a competitive review of comparable companies. Unless service is terminated due to death, disability or retirement in good standing after age 70, each option granted under the 2004 Director Plan on an annual shareholder meeting date will become exercisable three years from the date of grant if such person has continued to serve as a director until that date. No option may be exercisable after the expiration of ten years from the date of grant. The exercise price will represent the closing price of the common stock on the date of grant. The options to be granted under the 2004 Director Plan will be non-qualified stock options. For a summary of the U.S. federal tax consequences to eligible directors under the 2004 Director Plan, see the description of the tax consequences of Nonqualified Options under “Proposal Two—Approval of the 2004 Stock Incentive Plan.”

The number of shares of common stock subject to each outstanding stock option and the option price with respect to outstanding stock options under the 2004 Director Plan shall be subject to such adjustment as our board deems appropriate to reflect stock splits, stock dividends, recapitalizations, mergers, consolidations and reorganizations of or by our company. The 2004 Director Plan shall continue in effect until all options granted thereunder have expired or have been exercised unless sooner terminated under the provisions relating to the options.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE

APPROVAL OF THE 2004 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

AUDIT COMMITTEE REPORT

The audit committee is comprised solely of independent directors as determined by our board of directors based on the Marketplace Rules of Nasdaq. Each member of the committee also satisfies the SEC’s additional independence requirement for members of audit committees. In addition, our board of directors has determined that Fred Berens and J. W. Nevil Thomas are “audit committee financial experts,” as defined by the SEC rules. The audit committee operates under a written charter that was adopted by the board of directors, the current form of which is attached as Annex B to this proxy statement. The audit committee oversees the quality and integrity of the company’s accounting and financial reporting process, the adequacy of its internal controls, the audits of its financial statements, and carries out such other duties as directed by the board of directors. The audit committee also approves the engagement of the independent public auditors, including the fees paid for services.

Elizabeth Arden’s management is responsible for the preparation, presentation and integrity of the company’s financial statements, internal controls, accounting and financial reporting principles and procedures designed to ensure compliance with accounting standards and applicable laws. The company’s independent auditors are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards. Although the audit committee members possess broad experience in analyzing and reviewing financial statements, we are not professional accountants or auditors, and our functions are not intended to duplicate or to certify the actions of management of Elizabeth Arden and the independent auditors.

The audit committee reviewed and discussed with management the audited financial statements of the company for the fiscal year ended January 31, 2004. The committee also discussed with PricewaterhouseCoopers LLP, the company’s independent public auditors, including as part of executive sessions, the results of the audit and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

The audit committee also considered whether the provision by PricewaterhouseCoopers of non-audit services to the company is compatible with maintaining the auditors’ independence. The audit committee received from PricewaterhouseCoopers the written disclosures and letter required by Independence Standards Board Standard No. 1, as amended, “Independence Discussions with Audit Committees,” and discussed with PricewaterhouseCoopers their independence from the company, including any relationships that may impact their independence.

Based on the review and discussions referred to in this report, the audit committee recommended to the board of directors that the audited financial statements be included in Elizabeth Arden’s Annual Report on Form 10-K for the year ended January 31, 2004 for filing with the SEC.

In fiscal 2004, we adopted the following policy regarding the provision by our independent auditors of non-audit services, including the corresponding fees, and the procedures for approval of these services and fees: (i) the chief financial officer and general counsel of the company will evaluate the proposed engagement to confirm that the engagement is not prohibited by any applicable rules of the SEC or Nasdaq, (ii) following the confirmation by the chief financial officer and the general counsel, the chairperson of the audit committee will determine whether the company should engage the independent public auditor for the non-audit services and, if so, negotiate the terms of the engagement with the independent public auditor, and (iii) the chairperson of the audit committee will report to the full audit committee at its next regularly scheduled meeting about any engagements of the independent public auditor for non-audit services that have been approved by him. Alternatively, after confirmation by the chief financial officer and the general counsel, the full committee may pre-approve engagements of the independent public auditor at audit committee meetings.

Fred Berens (Chairman)

George Dooley

J.W. Nevil Thomas

PROPOSAL 4—

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The audit committee of the board of directors has appointed PricewaterhouseCoopers LLP as our independent auditors for fiscal 2005. The appointment of independent auditors by the audit committee is submitted annually for ratification by the shareholders. Although shareholder approval is not required, if the shareholders do not ratify the appointment, the audit committee will reconsider the matter. Representatives of PricewaterhouseCoopers are expected to be present at the annual meeting, will be given an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF

PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT AUDITORS OF THE

COMPANY FOR FISCAL 2005.

Fees Paid to PricewaterhouseCoopers LLP

The following table shows the fees billed by PricewaterhouseCoopers LLP for the audit and other services provided for the fiscal years ended January 31, 2004 and 2003, respectively:

	2004	2003
Audit fees:	$1,002,037	$801,200
Audit related fees:	8,412	—
Tax fees:	350,968	920,600
All other fees:	1,713	15,900

Total	$1,388,130	$1,737,700

Audit Fees. Audit fees consisted principally of audit work performed on the consolidated financial statements included in our form 10-K, the quarterly reviews of the financial statements included in our form 10-Qs and for services that are normally provided by the independent auditor in connection with statutory audits and SEC regulatory filings or engagements.

Audit-Related Fees. Audit-related fees are for services for assurance and related services that are reasonably related to the audit or review of our financial statements.

Tax Fees. Tax fees consisted principally of assistance with matters related to such services as domestic and international tax planning, tax compliance including tax filings and general tax advice.

All Other Fees. Other fees consisted of any services not included in the first three categories.

All fees associated with services performed by our independent auditor in fiscal 2004 were pre-approved by the Audit Committee, with the exception of an immaterial amount.

2004 SHAREHOLDERS’ PROPOSALS AND NOMINATIONS OF BOARD MEMBERS

If a shareholder intends to present a proposal for action at the 2005 annual meeting of shareholders and wishes to have that proposal considered for inclusion in our proxy materials in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, the proposal must be submitted in writing and received by the secretary of the company by January 15, 2005. The proposal must also meet the other requirements of the rules of the SEC relating to shareholder proposals.

Our By-Laws establish an advance notice procedure with regard to certain matters, including shareholder proposals and nominations of individuals for election to the board of directors. In general, written notice of a shareholder proposal or a director nomination for an annual meeting must be received by the secretary of the company no later than March 25, 2005, and must contain specified information and conform to certain requirements, as set forth in the By-Laws. If the company’s presiding officer at any shareholders’ meeting determines that a shareholder proposal or director nomination was not made in accordance with the By-Laws, we may disregard that proposal or nomination.

In addition, if a shareholder submits a proposal outside of Rule 14a-8 for the 2005 annual meeting, and the proposal fails to comply with the advance notice procedure prescribed by the By-Laws, then our proxy may confer discretionary authority on the persons being appointed as proxies on behalf of our board of directors to vote on the proposal.

Proposals and nominations should be addressed to: Secretary, Elizabeth Arden, Inc., 14100 N.W. 60th Avenue, Miami Lakes, Florida 33014.

OTHER MATTERS

The company will bear the expense of soliciting proxies. Proxies will be solicited principally by mail. Our directors, officers and regular employees may, however, solicit proxies personally, by telephone or by facsimile transmission. We will reimburse custodians, nominees or other persons for their out-of-pocket expenses in sending proxy materials to beneficial owners.

The board of directors is not aware of any matters to be presented at the annual meeting other than the matters described herein and does not intend to bring any other matters before the annual meeting. If any other matters should, however, come before the annual meeting, or any adjournment or postponement thereof, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

By Order of the Board of Directors

OSCAR E. MARINA

Secretary

Miami Lakes, Florida

May 14, 2004

ANNEX A

ELIZABETH ARDEN, INC.

Corporate Governance Guidelines and Principles

These Corporate Governance Guidelines and Principles were adopted by the Board of Directors (the “Board”) of Elizabeth Arden, Inc. (the “Company”) on March 10, 2004.

These Corporate Governance Guidelines and Principles are intended as a component of the flexible governance framework within which the Board, assisted by its committees, directs the affairs of the Company. While they should be interpreted in the context of all applicable laws, regulations and listing requirements, as well as in the context of the Company’s Certificate of Incorporation and By-Laws, they are not intended to establish by their own force any legally binding obligations.

I.	DIRECTOR RESPONSIBILITIES

The role of the Board is to direct the affairs of the Company in the interests of the shareholders, including their interest in optimizing financial returns and the value of the Company over the long term.

A.	Board Role.

The Board fulfills its role (directly or by delegating certain responsibilities to its committees) by:

1.	providing advice and counsel to the Company’s Chief Executive Officer (“CEO”) and principal senior executives;

2.	selecting, regularly evaluating, fixing the compensation of, and, where appropriate, replacing the CEO;

3.	overseeing the conduct of the Company’s business and strategic plans to evaluate whether the business is being properly managed;

4.	reviewing and approving the Company’s financial objectives and major corporate plans and actions;

5.	reviewing and approving major changes in auditing and accounting principles and practices;

6.	providing oversight of internal and external audit processes and financial reporting;

7.	providing oversight of risk assessment and protection processes and processes designed to promote legal compliance; and

8.	performing, such other functions as the Board believes appropriate or necessary, or as otherwise prescribed by rules or regulations.

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B.	Care, Candor and Avoidance of Conflicts

The Company’s directors recognize their obligation individually and collectively as the Board to pay careful attention and be properly informed. This requires regular attendance at Board meetings and preparation for Board meetings, including the advance review of circulated materials. The directors also recognize that candor and the avoidance of conflicts in fact and in perception are hallmarks of the accountability owed to the shareholders. Directors have a personal obligation to disclose a potential conflict of interest to the Chairman of the Board prior to any Board decision related to the matter and, if the Chairman in consultation with legal counsel determines a conflict exists or the perception of a conflict is likely to be significant, to recuse themselves from any discussion or vote related to the matter.

II.	EXECUTIVE SESSIONS and PRESIDING DIRECTOR

The independent directors meet regularly without members of management or other directors present in executive session, no less frequently than twice a year, and as otherwise determined by such directors.

The executive sessions have such agendas and procedures as determined by the independent directors. The authority in such sessions to act on behalf of the Company or the Board on any matters requires an express delegation of authority by the Board.

III.	FORMAL EVALUATION OF THE CHIEF EXECUTIVE OFFICER

The Board has delegated to the Compensation Committee the task of evaluating the CEO annually and reporting its recommendations to the Board. The Chairperson of the Compensation Committee communicates the Board’s conclusions to the CEO.

The evaluation is based on objective criteria including performance of the business, accomplishment of long-term strategic objectives, development of management, etc. The evaluation is used by the Compensation Committee in determining the CEO’s compensation.

IV.	MANAGEMENT DEVELOPMENT and SUCCESSION PLANNING

The CEO reports at least annually to the Board on the Company’s program for management development and on succession planning, which the Board views as closely related issues. In its consideration of these issues, it is the policy of the Board to consider issues related to CEO and senior executive selection and performance.

In addition, there is available on a continuing basis, and the Board and CEO periodically discuss, the CEO’s recommendation as to a successor in the event of the sudden resignation, retirement or disability of the CEO.

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V.	DIRECTOR QUALIFICATION STANDARDS

A.	Selection of Board Nominees

The Board is responsible for recommending director nominees to shareholders for election. The Board has delegated the screening process to the Nominating and Governance Committee.

The Nominating and Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate skills and characteristics required of directors in the context of the current make-up of the Board. This assessment includes issues of judgment, diversity, age, skills (such as understanding of relevant business experience, financial background, etc.), in the context of an assessment of the perceived needs of the Board at that point in time.

The Nominating and Governance Committee considers recommendations for Board candidates submitted by shareholders using the same criteria it applies to recommendations from Committee and directors and members of management. Shareholders may submit recommendations by writing to the Committee at: Nominating and Governance Committee, c/o Elizabeth Arden, Inc., 14100 NW 60th Ave, Miami Lakes, FL 33014.

Invitations to serve as a nominee are extended by the Board itself via the Chairman of the Board and the Chairman of the Nominating and Governance Committee.

B.	Board Independence

A majority of the Board shall consist of independent directors as defined the interpretative materials of the Nasdaq Stock Market, Inc. (“Nasdaq”) and the U. S. Securities and Exchange Commission (the “SEC”).

C.	Commitment and Limits on Other Activities

Directors’ service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Directors are asked to advise the Chairman of the Board and the Chairman of the Nominating and Governance Committee in advance of accepting an invitation to serve on another board.

VI.	DIRECTOR ORIENTATION AND CONTINUING EDUCATION

The Board has delegated to the Nominating and Governance Committee the task of designing, with Company management, an appropriate orientation program for new directors that includes background material, meetings with senior management and visits to Company facilities. The

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Committee also explores, makes available, designs and provides continuing education opportunities for directors, from time to time.

VII.	DIRECTOR COMPENSATION AND STOCK OWNERSHIP

The Compensation Committee recommends to the Board for approval general principles for determining the form and amount of director compensation and subject to such principles, evaluates from time to time the status of Board compensation in relation to comparable U.S. companies (in terms of size, business sector, etc.), reporting its findings and recommendations to the Board for approval.

VIII.	BOARD AGENDA, MATERIALS, INFORMATION AND PRESENTATIONS

The Chairman of the Board, with input from senior members of management, establishes the agenda for each Board meeting. A schedule of agenda subjects to be discussed for the ensuing year is issued at the beginning of each year (to the degree these can be foreseen). Each director is free to suggest the inclusion of item(s) on the agenda.

Information and data that is important to the Board’s understanding, of the business is distributed in writing to the Board generally five to seven days before the Board meets, although this is not a strict standard, so as to allow for unusual circumstances. Management should ensure that material is as brief as possible while still providing the desired information.

As a general rule, Board meeting time is reserved for discussion. Presentations on specific subjects may be forwarded to the directors in advance so that directors may prepare, Board meeting time may be conserved, and discussion time may be focused. It is recognized, however, that there may be occasions when an important issue arises without time for written background materials to circulate or the subject matter is not appropriate for written materials, such that more presentation time will be required.

IX.	DIRECTOR ACCESS TO SENIOR MANAGERS AND INDEPENDENT ADVISERS

Directors have complete access to senior management and to the Board’s advisors. Directors are expected to use good judgment to ensure that this contact is not distracting to the business operation of the Company, and that independent advisors are used efficiently.

The Board welcomes regular attendance of senior managers at Board meetings. Should the Chairman and CEO wish to suggest that a senior manager attend on a regular basis, such suggestion is made to the Board for its concurrence. The Board encourages management to bring managers into Board meetings who can provide additional insight into the items being discussed because of personal involvement in these areas.

X.	COMMUNICATIONS WITH THE PUBLIC

If public comments from the Board are appropriate, they should come from the Chairman of the Board who speaks for the Board.

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XI.	BOARD COMMITTEES

The Board currently has three committees: Audit, Compensation and Nominating and Corporate Governance. Membership on such committees is limited to independent directors. The Board retains discretion to form new committees or disband current committees depending upon the circumstances.

The Nominating and Governance Committee recommends, after consultation with the Chairman of the Board and CEO, and with consideration of the desires of individual directors, the appointment of directors to various committees and the appointment of committee chairperson, for Board approval.

XII.	CORPORATE GOVERNANCE GUIDELINES

The Nominating and Governance Committee reviews these Guidelines periodically and recommends amendment to the Board as necessary.

XIII.	COMMUNICATING WITH THE BOARD

Shareholders are invited to communicate to the Board or its committees by writing to: Secretary, c/o Elizabeth Arden, Inc., 14100 NW 60th Ave, Miami Lakes, FL 33014.

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ELIZABETH ARDEN, INC.

Audit Committee Charter

1.	General.

1.1	Role. The role of the Audit Committee of the Board of Directors (the “Committee”) is to: (i) oversee the quality and integrity of the Company’s accounting and financial reporting process, the adequacy of its internal controls and the audits of its financial statements, and (ii) carry out such other duties as directed by the Board.

1.2	Membership. The membership of the Committee shall consist of at least three directors. Each member shall meet the independence and experience requirements of the listing standards of the Nasdaq Stock Market, Inc. (“Nasdaq”) and applicable laws and regulations of the Securities and Exchange Commission (the “Commission”). Each member will be free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgment. Committee members must be able to read and understand financial statements at the time of their appointment. At least one member of the Committee shall be “financially sophisticated” as defined by Nasdaq. No member of the Committee may have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the three years prior to such member’s appointment to the Committee. Committee members will not serve simultaneously on the audit committees of more than two other public companies. The Board may appoint and replace the Committee members and chair and will determine annually whether the Committee members meet the independence requirements of the listing standards of Nasdaq and the Commission.

1.3	Meetings. The Committee shall meet at least once each quarter and report its actions to the Board. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will be governed by the same rules regarding board meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements that are applicable to the Board. The Committee shall have the authority to delegate certain of its functions to the Committee chair. The Committee may ask members of management or others to attend the meetings or to meet with any members of, or advisors to, the Committee. Communications/Reporting. The Committee is expected to maintain free and open communication with the Company’s independent auditor and management. This communication will include periodic separate sessions with the independent auditor.

2.	Authority and Responsibilities.

2.1	Authority to Engage and Oversee Auditors and Advisors.

(a)	The Committee shall have the sole authority to select, evaluate and where appropriate, replace the independent auditor and shall have responsibility to ensure the independence of the independent auditor. The Committee shall be directly responsible for negotiating the compensation, and overseeing the work of the independent auditor (including resolving of disagreements between management and

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the independent auditor regarding financial reporting). The independent auditor shall report directly to the Committee.

(b)	The Committee shall approve all auditing services, audit-related services and permitted non-audit services (including the fees and terms thereof) be performed for the Company by the independent auditor, subject to any exceptions for non-audit services permitted under applicable rules of the Commission, prior to the performance of such services. The Committee may establish pre-approval policies and procedures delegating pre-approval authority for non-audit services to its chair, subject to the rules of the Commission.

(c)	The Committee shall meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit, including any partner rotation required by law. The Committee shall also review with the independent auditor, the auditor’s written statement delineating all relationships between the independent auditor and the Company consistent with Independence Standard’s Board Standard 1 and shall recommend any actions necessary to ensure objectivity and independence of the independent auditor.

(d)	The Committee shall have the authority to investigate any matter brought to its attention and, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors to assist the Committee in performing its functions. The Company shall provide for appropriate funding, as determined by the Committee, for payment of: (1) compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other services for the Company; (2) compensation to any advisors employed by the Committee; and (3) ordinary administrative expenses of the Committee that are necessary or appropriate to carry out its duties.

(e)	The Committee shall make regular reports to the Board. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2.2	Financial Statement and Other Disclosure Matters.

(a)	The Committee shall review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, significant adjustments recorded, waived or passed and recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report or Form 10-K filed with the Commission.

(b)	The Committee shall discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing with the Commission of the Company’s Quarterly Reports and Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements and significant adjustments recorded, waived or passed.

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(c)	The Committee shall discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls over financial reporting and any steps adopted in light of material weaknesses or deficiencies with the Company’s internal controls.

(d)	The Committee shall review and discuss at least annually reports from the independent auditors on:

(i)	All critical accounting policies and practices to be used;

(ii)	All alternative disclosures and treatments of financial information within generally accepted accounting principles that have been discussed with management and ramifications of the use of such alternative disclosures and treatments; and

(iii)	Other material written communications between the independent auditor and management, such management letters and the Company’s responses to such letters or schedule of unadjusted differences.

(e)	The Committee shall discuss with management and the independent auditor the effect of regulatory and accounting standards or rules on the Company’s financial statement including any off-balance sheet arrangements.

(f)	The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

(g)	The Committee shall review disclosures made to the Committee by the Company’s chief executive officer and chief financial officer during their certification process for the periodic reports filed with the Commission about any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting and any fraud involving management or other employees who have a significant role in the Company’s internal control function.

(h)	The Committee shall review and approve all related party transactions.

(i)	The Committee shall discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports, which raise material issues regarding the Company’s financial statements or accounting policies.

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2.3	Oversight of the Company’s Internal Control Function.

(a)	Review the appointment and replacement of the management personnel responsible for implementing and maintaining the Company’s internal controls.

(b)	The Committee shall review with the independent auditor and management the internal and disclosure control functions required to comply with the rules of the Commission including the responsibilities, budget, qualifications and staffing and any recommended changes in the planned scope of the personnel responsible for implementing and maintaining the Company’s internal controls.

(c)	The Committee shall review the significant reports to management and the Audit Committee prepared by Company personnel responsible for implementing and maintaining internal controls over financial reporting and disclosure controls as well as management and independent auditor reports relating to such controls and reports.

2.4	Additional Compliance Responsibilities.

(a)	The Committee shall obtain from the independent auditor information on matters which come to the attention of the independent auditor implicating Section 10A(b) of the Exchange Act (communication of illegal acts).

(b)	The Committee shall review the Company’s Code of Ethics for financial personnel and any reports relating to waivers relating thereto.

(c)	The Committee shall adopt procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, to ensure the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

(d)	The Committee shall discuss with the Company’s General Counsel and management legal and regulatory matters that may have a material impact on the financial statements or the Company’s compliance policies.

(e)	The Committee may develop guidelines and policies for the hiring of former employees of the independent auditors.

(f)	The Committee shall prepare the report required by the rules of the Commission to be included in the Company’s annual proxy statement.

3.	Limitation of Committee’s Role.

3.1	While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws and regulations or the Company’s internal policies, procedures and controls. These are the responsibilities of management and the independent auditor.

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Non-Audit Services Pre-Approval Policies and Procedures

The Audit Committee has adopted the following Non-Audit Services Pre-Approval Policies and Procedures:

The Committee authorized and approves the following procedure for any engagement in which the Company’s independent public auditors are retained to perform non-audit services for the Company or its subsidiaries:

(i)	The Company’s Chief Financial Officer and General Counsel will evaluate the proposed engagement to confirm that the engagement is not prohibited by any applicable rules of the SEC or Nasdaq Stock Market,

(ii)	Following the confirmation by the Chief Financial Officer and the General Counsel, the Chairperson of the Committee will determine whether the Company should engage the independent auditor for the non-audit service and, if so, negotiate the terms of the engagement with the independent auditor, and

(iii)	The Chairperson of the Committee will report to the full Committee at its next regularly scheduled meeting about any engagements of the independent auditor for non-audit services that have been approved.

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ELIZABETH ARDEN, INC.

Compensation Committee Charter

The Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Elizabeth Arden, Inc. (the “Company”) shall consist of not less than two directors. Each member shall meet the independence requirements of the listing standards of the Nasdaq Stock Market, Inc. (“Nasdaq”) and applicable laws and regulations of the Securities and Exchange Commission (the “SEC”). The Committee and its chairperson shall be elected annually by the Board of Directors.

The Board of Directors delegates to the Compensation Committee strategic and administrative responsibility on a broad range of issues. The Committee’s basic responsibility is to assure that the Chief Executive Officer (“CEO”), other officers, and key management of the Company are compensated effectively in a manner consistent with the stated compensation strategy of the Company, internal equity considerations, competitive practice, and the requirements of the appropriate regulatory bodies. In addition, the Committee is responsible for establishing general compensation philosophies for non-management employees.

Specifically, the Committee shall be responsible for the following:

1.	Review annually and approve the Company’s stated compensation strategy to ensure that management and other employees are rewarded appropriately for their contribution to Company growth and profitability and that the compensation strategy supports organization objectives and shareholder interests.

2.	Review annually and determine the individual elements of total compensation for the CEO and communicate in the annual Board Compensation Committee Report to shareholders the factors and criteria on which the CEO’s compensation for the last fiscal year was based, including the relationship of the CEO’s performance to that of the Company’s results.

3.	Review and approve the individual elements of total compensation for the executive officers and key management other than the CEO and communicate in the annual Compensation Committee Report to shareholders the specific relationship of corporate performance to executive compensation. Typically, this will be accomplished based upon the recommendations of the CEO after review of comparative compensation and performance data.

4.	Ensure that the executive compensation plans as pertains to the Chief Executive Officer and the other named officers are maintained and administered so as to be in compliance with IRC Section 162(m).

5.	Assure that the annual incentive compensation plan is administered in a manner consistent with the Company’s compensation strategy and the terms of the plan as to the following:

•	Participation,

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•	Target annual incentive awards,

•	Basis for funding and specific performance levels related there to,

•	Actual awards paid to senior management, and

•	Total funds reserved for payment under the plan.

6.	Approve for submission to shareholders all new equity-related incentive plans for management and administer the Company’s long-term incentive plans in a manner consistent with the terms of the plans as to the following:

•	Participation,

•	Grant values and awards to recipients,

•	Vesting requirements,

•	Total shares reserved for awards, and if required by a plan,

•	Establish specific funding criteria and performance levels.

7.	Determine the need for and approve any material employment contracts and/or change of control agreements.

8.	Review and approve the Company’s stock ownership obligation policy.

9.	Issue a report on executive compensation in accordance with applicable rules and regulations of the SEC for inclusion in the Company’s annual proxy statement.

10.	Review with the CEO matters pertaining to management succession as pertains to the CEO and other senior executive positions.

11.	Recommend to the full Board the remuneration of outside directors including payments for: (a) attendance at Board meetings, and (b) participation in board committees, as well as (c) the issuance of awards of stock and stock options in accordance with the rules in effect under Section 16 of the Securities and Exchange Act of 1934.

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ANNEX D

ELIZABETH ARDEN, INC.

Nominating and Corporate Governance Committee Charter

This Nominating, and Corporate Governance Committee Charter was adopted by the Board of Directors (the “Board”) of Elizabeth Arden, Inc. (the” Company”) on March 10, 2004.

I.	PURPOSES

The Nomination and Corporate Governance Committee (the “Committee”) shall assist the Board in: (i) identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board candidates for nomination for election at the annual meeting of shareholders or to fill Board vacancies; (ii) overseeing the Company’s policies and procedures for the receipt of shareholder suggestions regarding Board composition and recommendations of candidates for nomination by the Board; (iii) developing, recommending to the Board and overseeing implementation of the Company’s Corporate Governance Guidelines and Principles; and (iv) reviewing on a regular basis the overall corporate governance of the Company and recommending improvements when necessary.

In discharging its role, the Committee is empowered to inquire into any matter it considers appropriate to carry out its responsibilities, with access to all books, records, facilities and personnel of the Company. The Committee has the power to retain outside counsel, director search and recruitment consultants or other advisors to assist it in carrying out its activities. The Company shall provide adequate resources to support the Committee’s activities, including compensation of the Committee’s counsel, consultants and other advisors.

II.	COMMITTEE MEMBERSHIP

The Committee shall consist of two or more members of the Board, each of whom the Board has selected and determined to be “independent” in accordance with applicable rules of the Nasdaq National Market.

Members shall continue to be members until their successors are elected and qualified or until their earlier resignation or removal. Any member may be removed by the Board, with or without cause, at any time. The Chairman of the Committee shall be appointed from among the Committee members by, and serve at the pleasure of, the Committee to convene and chair meetings of the Committee, set agendas for meetings, and determine the Committee’s information needs. In the absence of the Chairman at a duly convened meeting, the Committee shall select a temporary substitute from among its members.

The Committee may appoint a Secretary whose duties and responsibilities shall be to keep full and complete records of the proceedings of the Committee for the purposes of

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reporting Committee activities to the Board and to perform all other duties as may from time to time be assigned to him or her by the Committee, or otherwise at the direction of a Committee member. The Secretary need not be a director.

III.	COMMITTEE MEETINGS

The Committee shall meet on a regularly-scheduled basis at least once per year, or more frequently as circumstances dictate.

The Committee shall establish its own schedule and rules of procedure. Meetings of the Committee may be held telephonically. A majority of the members of the Committee shall constitute a quorum sufficient for the taking of any action by the Committee.

IV.	KEY RESPONSIBILITIES

The following responsibilities are set forth as a guide for fulfilling the Committee’s purposes, with the understanding that the Committee activities may diverge as appropriate given the circumstances. The Committee is authorized to carry out these activities and other actions reasonably related to the Committee’s purposes or assigned by the Board from time to time.

To fulfill its purposes, the Committee shall:

1.	recommend to the Board for approval, oversee the implementation and effectiveness of, recommend modifications as appropriate to, and review Company disclosures concerning the Company’s policies and procedures for identifying and reviewing candidates or nominees for directors, including: (i) the qualifications or criteria for Board nomination to shareholders for election as a director; and (ii) consideration of candidates recommended by shareholders;

2.	identify, screen and review individuals qualified to serve as directors, consistent with qualifications or criteria approved by the Board (including review of incumbent directors for potential re-nomination); and recommend to the Board candidates for: (i) nomination for election or re-election by the shareholders; and (ii) any Board vacancies that are to be filled by the Board;

3.	review annually with the Board the composition of the Board as a whole, including, whether the Board reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, diversity and other desired qualities;

4.	review periodically the size of the Board and recommend to the Board any appropriate changes;

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5.	consider corporate governance issues that arise from time to time, and develop appropriate recommendations and policies for the Board regarding such matters;

6.	review and reassess the adequacy of this Charter annually, and recommend to the Board amendments as the Committee deems appropriate; and

7.	report regularly to the Board on Committee findings, recommendations and any other matters the Committee deems appropriate or the Board requests.

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ELIZABETH ARDEN, INC.

2004 Stock Incentive Plan

1. Purpose. The Elizabeth Arden, Inc. 2004 Stock Incentive Plan (the “Plan”) is intended to provide incentives which will attract, retain and motivate highly competent persons as officers and employees of, and consultants and advisors to, Elizabeth Arden, Inc. (the “Company”) and its subsidiaries and affiliates, by providing them opportunities to acquire shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), or to receive monetary payments based on the value of such shares pursuant to the Benefits (as defined below) described herein. Additionally, the Plan is intended to assist in further aligning the interests of the Company’s officers, employees and consultants and advisors to those of its other shareholders.

2. Administration.

(a) The Plan will be administered by a committee (the “Committee”) appointed by the Board of Directors of the Company from among its members (which may be the Compensation Committee) and shall be comprised, unless otherwise determined by the Board of Directors, solely of not less than two members who shall be (i) “Non-Employee Directors” within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) “outside directors” within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and (iii) “independent directors” as defined under the applicable rules of the Nasdaq Stock Market or the Securities and Exchange Commission (“SEC”). The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.

(b) To the extend permitted by law, the Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Committee.

3. Participants. Participants will consist of such officers and employees of, and such consultants and advisors to, the Company and its subsidiaries and affiliates as the Committee in its sole discretion determines to be important or responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Benefits under the

Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year or, once designated, to receive the same type or amount of Benefit as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits.

4. Type of Benefits. Benefits under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Stock Awards, (d) Performance Awards, and (e) Stock Units (each as described below, and collectively, the “Benefits”). Any Benefit granted pursuant to the Plan may, as determined by the Committee in its discretion, constitute a Performance Award or Performance-Based Award, as described in Section 10 hereof. Benefits shall be evidenced by agreements (which need not be identical) in such forms as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail. For purposes of this Plan, (i) a “Stock Option” means a Benefit described in Section 6, (ii) a “Stock Appreciation Right” means a Benefit described in Section 7, (iii) a “Stock Award” means a Benefit described in Section 8, and (iv) a “Performance Award” means a Benefit described in Section 10.

5. Common Stock.

(a) Common Stock Available Under the Plan. The aggregate number of shares of Common Stock that may be subject to Benefits granted under this Plan shall be 2,000,000 shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with Section 12 hereof. The maximum number of shares of Common Stock with respect to which Benefits may be granted or measured to any individual participant under the Plan during the term of the Plan shall not exceed 600,000 shares of Common Stock during any calendar year, subject to adjustments made in accordance with Section 12 hereof.

(b) Any shares of Common Stock subject to Benefits under this Plan or Benefits under the 1995 Stock Option Plan or the 2000 Stock Incentive Plan (the “Prior Plans”) which for any reason is cancelled or terminated without having been exercised, or is settled for cash or otherwise settled without the issuance of shares (including where any such shares are withheld to satisfy tax withholding obligations) and any shares tendered by a participant to pay the exercise price of, or delivered to satisfy tax obligations in respect of, any Benefit under this Plan or any benefit under the Prior Plans shall again be available for Benefits under the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Benefits but shall not apply for purposes of determining the maximum number of shares of Common Stock with respect to which Benefits may be granted to any individual participant under the Plan.

(c) Reduction of Shares Available for Benefits. Upon the granting of a Benefit, the number of shares of Common Stock available under the Plan for the granting of further Benefits shall be reduced as follows:

(i) In connection with the granting of a Benefit that may be settled in shares of Common Stock, the number of shares of Common Stock shall be reduced by the maximum number of shares of Common Stock subject to the Benefit.

(ii) In connection with the exercise or settlement of a Benefit, the number of shares of Common Stock shall be increased by the number of shares of Common Stock that remain unissued (for example, if a Stock Appreciation Right is settled in shares, only the net shares will reduce the shares of Common Stock subject to the Plan).

(iii) The shares of Common Stock available under the Plan shall not be reduced for awards that will be settled in cash.

6. Stock Options. Stock Options will consist of awards from the Company that will enable the holder to purchase a number of shares of Common Stock, at set terms. Stock Options may be “incentive stock options” (“Incentive Stock Options”), within the meaning of Section 422 of the Code, or Stock Options that do not constitute Incentive Stock Options (“Nonqualified Stock Options”). The Committee will have the authority to grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the following limitations:

(a) Exercise Price. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine at the date of grant; provided, however, subject to subsection (d) below, that the per-share exercise price shall not be less than 100% of the Fair Market Value (as defined below) of the Common Stock on the date the Stock Option is granted.

(b) Payment of Exercise Price. The option exercise price may be paid in cash or, in the discretion of the Committee, to the extent permitted by applicable law, by the delivery of shares of Common Stock of the Company then owned by the participant, or by delivery to the Company of (x) irrevocable instructions to deliver directly to a broker the stock certificates representing the shares for which the Option is being exercised, and (y) irrevocable instructions to such broker to sell such shares for which the Option is being exercised, and promptly deliver to the Company the portion of the proceeds equal to the Option exercise price and any amount necessary to satisfy the Company’s obligation for withholding taxes, or any combination thereof. For purposes of making payment in shares of Common Stock, such shares shall be valued at their Fair Market Value on the date of exercise of the Option and shall have been held by the participant for at least six months, or any other period of time required by applicable accounting standards to avoid a charge to earnings. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock of the Company then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned, where upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the Stock Option or by the Company retaining from the shares of Common Stock to be delivered upon the exercise of the Stock Option that number of shares having a Fair Market Value on the date of exercise equal to the option price of the number of shares with respect to which the participant exercises the Stock Option.

(c) Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided that no Stock Option shall be exercisable later than ten years after the date it is granted except in the event of a participant’s death, in which case, the exercise period of such participant’s Stock Options may be extended beyond such period but no later than one year after the participant’s death and provided further that, except as provided by the Committee in the case of a Change in Control or a termination of employment, no Stock Option shall be exercisable prior to the first anniversary of the date of grant. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such option agreement at the date of grant; provided, however, the Committee may, in its sole discretion, later waive any such condition.

(d) Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to participants who are employees of the Company or one of its subsidiary corporations (within the meaning of Section 424(f) of the Code) at the date of grant. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company and of any parent corporation or subsidiary corporation (as defined in Sections 424(e) and (f) of the Code, respectively)) shall not exceed $100,000. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted. The per-share exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant, and no Incentive Stock Option may be exercised later than ten years after the date it is granted; provided, however, Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, unless the exercise price is fixed at not less than 110% of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option. In addition, no Incentive Stock Option may be issued to a participant in tandem with a Nonqualified Stock Option.

(e) Post-Employment Exercises. The exercise of any Stock Option after termination of employment of a participant with the Company, a subsidiary of the Company or with any company or person providing consulting or advisory services to the Company shall be subject to such conditions as imposed by the Committee at the time of the grant and satisfaction of the conditions precedent that the participant neither (i) competes with, or takes other employment with or renders services to a competitor of, the Company, its subsidiaries or affiliates without the written consent of the Company; provided that this clause (i) shall not apply to consultants or advisors of the Company, nor (ii) conducts himself or herself in a manner adversely affecting the Company; provided, however, that the Committee, in its sole discretion, may waive any conditions imposed in the grant letter or as set forth in (i) and (ii) above relating to the exercise of options after the date of termination of employment during the term of the option.

7. Stock Appreciation Rights.

(a) The Committee may, in its discretion, grant Stock Appreciation Rights to the holders of any Stock Options granted hereunder. In addition, Stock Appreciation Rights may be granted independently of, and without relation to, Stock Options. A Stock Appreciation Right means a right to receive a payment in cash, Common Stock or a combination thereof, in an amount equal to the excess of (x) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised over (y) the Fair Market Value, or other specified valuation (which shall be no less than the Fair Market Value) of such shares of Common Stock on the date the right is granted, all as determined by the Committee; provided, however, that if a Stock Appreciation Right is granted in tandem with or in substitution for a Stock Option, the designated Fair Market Value in the award agreement may be the Fair Market Value on the date such Stock Option was granted. Each Stock Appreciation Right shall be subject to such terms and conditions as the Committee shall impose from time to time.

(b) Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Appreciation Rights shall be exercisable later than ten years after the date it is granted except in the event of a participant’s death, in which case, the exercise period of such participant’s Stock Appreciation Rights may be extended beyond such period but no later than one year after the participant’s death; and provided further that, except as provided by the Committee in the case of a Change in Control or a termination of employment, no Stock Appreciation Right shall be exercisable prior to the first anniversary of the date of grant. All Stock Appreciation Rights shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such right at the date of grant.

(c) The exercise of any Stock Appreciation Right after termination of employment of a participant with the Company, a subsidiary of the Company or with any company or person providing consulting or advisory services to the Company shall be subject to satisfaction of the conditions precedent that the participant neither (i) competes with, or takes other employment with or renders services to a competitor of, the Company, its subsidiaries or affiliates without the written consent of the Company; provided that this clause (i) shall not apply to consultants or advisors of the Company, nor (ii) conducts himself or herself in a manner adversely affecting the Company; provided, however, that the Committee, in its sole discretion, may waive any conditions imposed in the grant letter or as set forth in (i) and (ii) above relating to the exercise of options after the date of termination of employment during the term of the option.

8. Stock Awards. The Committee may, in its discretion, grant Stock Awards (which may include mandatory payment of bonus incentive compensation in stock) consisting of Common Stock issued or transferred to participants with or without other payments therefor. Stock Awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, vesting, restrictions on the sale or other disposition of such shares, the right of the Company to reacquire such shares for no consideration upon termination of the participant’s employment within specified periods, and may constitute Performance-Based Awards, as described in Section 10 hereof. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Stock Award. The Committee may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Stock Award shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a Stock Award, all of the rights of a holder of shares of Common Stock of the Company, including the right to receive dividends, distributions and to vote the shares. The Company may hold in escrow any dividend issued or distribution made in connection with the Common Stock underlying a Stock Award until the applicable restrictions on the Stock Award, if any, lapse. To the extent that dividends and distributions relating to a Stock Award are held in escrow by the Company, a participant shall not be entitled to any interest on any such amounts.

9. Stock Units.

(a) The Committee may, in its discretion, grant Stock Units to participants hereunder. The Committee shall determine the criteria for the vesting of Stock Units. Stock Units may constitute Performance-Based Awards, as described in Section 10 hereof. A Stock Unit granted by the Committee shall provide payment in shares of Common Stock at such time as the award agreement shall specify. Shares of Common Stock issued pursuant to this Section 9 may be issued with or without other payments therefor as may be required by applicable law or such other consideration as may be determined by the Committee. The Committee shall determine whether a participant granted a Stock Unit shall be entitled to a Dividend Equivalent Right (as defined in subsection 9(d)).

(b) Upon vesting of a Stock Unit, unless the Committee has determined to defer payment with respect to such unit or a participant has elected to defer payment under subsection 9(c), shares of Common Stock representing the Stock Units shall be distributed to the participant unless the Committee provides for the payment of the Stock Units in cash or partly in cash and partly in shares of

Common Stock equal to the value of the shares of Common Stock which would otherwise be distributed to the participant.

(c) Prior to the year with respect to which a Stock Unit may vest, the Committee, in its discretion, may permit a participant to elect not to receive a distribution upon the vesting of such Stock Unit and for the Company to continue to maintain the Stock Unit on its books of account. In such event, the value of a Stock Unit shall be payable in shares of Common Stock pursuant to the agreement of deferral.

(d) A “Stock Unit” means a notional account representing one share of Common Stock. A “Dividend Equivalent Right” means the right to receive the amount of any dividend paid on the share of Common Stock underlying a Stock Unit, which shall be payable in cash or in the form of additional Stock Units.

10. Performance Awards.

(a) Performance Awards may be granted to participants at any time and from time to time, as shall be determined by the Committee.

(i) Performance Awards may constitute Performance-Based Awards, as described in 10(b) hereof. The Committee shall have complete discretion in determining the number, amount and timing of awards granted to each participant. Such Performance Awards may be in the form of any Benefit permitted under the Plan. Performance Awards may be awarded as short-term or long-term incentives. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.

(ii) With respect to those Performance Awards that are not intended to constitute Performance-Based Awards, the Committee shall have the authority at any time to make adjustments to performance targets for any outstanding Performance Awards which the Committee deems necessary or desirable unless at the time of establishment of such targets the Committee shall have precluded its authority to make such adjustments.

(iii) Payment of earned Performance Awards shall be made in accordance with terms and conditions prescribed or authorized by the Committee. The Committee may require or permit the deferral of the receipt of Performance Awards upon such terms as the Committee deems appropriate.

(b) Performance Awards granted under the Plan may be granted in a manner such that the Benefits qualify for the performance-based compensation exemption of Section 162(m) of the Code (“Performance-Based Awards”).

(i) As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards shall be based on achievement of various key performance indicators in one or more business criteria that apply to the individual participant, one or more business units or the Company as a whole. The business criteria shall be as follows, individually or in combination: (i) the attainment of certain target levels of, or a specified increase in, the Company’s enterprise value or value creation targets; (ii) the attainment of certain target levels of, or a percentage increase in, the Company’s after-tax or pre-tax profits including, without limitation, that attributable to the Company’s continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase relating to, the Company’s operational cash flow or working capital, or a component thereof including, without limitation, inventory and accounts receivable; (iv) the attainment of certain target levels of, or a specified decrease relating to, the Company’s operational costs and other expense targets, or a component thereof or planning or forecasting accuracy; (v) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of bank debt or other of the Company’s long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (vi) the attainment of a specified percentage increase in earnings per share or earnings per share from the Company’s continuing operations; (vii) the attainment of certain target levels of, or a specified percentage increase in, the Company’s net sales, revenues, market share, operating margin, net income or earnings before income tax or other exclusions; (viii) the attainment of certain target levels of, or a specified increase in, the Company’s return on capital employed or return on invested capital; (ix) the attainment of certain target levels of, or a percentage increase in, the Company’s after-tax or pre-tax return on shareholders equity or total return to shareholders; (x) the attainment of certain target levels in the fair market value of the Common Stock; (xi) the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends; and (xii) the attainment of certain target levels of, or a specified increase in EBITDA (earnings before interest, taxes, depreciation and amortization). In addition, Performance-Based Awards may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing business criteria.

(ii) When establishing performance goals for a performance period, the Committee shall exclude any or all extraordinary items or non-recurring items as determined by the Committee including, without limitation, the charges or costs associated with restructurings, discontinued operations, debt extinguishment charges, other unusual or non-recurring items, changes in applicable law and the cumulative effects of accounting changes.

(iii) With respect to Performance-Based Awards, (i) the Committee shall establish in writing (x) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained which shall in any event exclude non-recurring or extraordinary items and (y) the individual employees or class of employees to which such performance goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed) and (ii) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied.

(iv) With respect to any Benefits intended to qualify as Performance-Based Awards, after establishment of a performance goal, except as provided in clause (ii) above, the Committee shall not increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. Notwithstanding the preceding sentence, the Committee may reduce or eliminate Benefits payable upon the attainment of such performance goal.

11. Foreign Laws. The Committee may grant Benefits to individual participants who are subject to the tax laws of nations other than the United States, which Benefits may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws or avoid unfavorable tax treatment to a participant. The Committee may take any action that it deems advisable to obtain approval of such Benefits by the appropriate foreign governmental entity; provided, however, that no such Benefits may be granted pursuant to this Section 11 and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.

12. Adjustment Provisions; Change in Control.

(a) If there shall be any change in the Common Stock or the capitalization of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company in order to prevent dilution or enlargement of participants’ rights under the Plan, the Committee, in its sole discretion, shall adjust, in an equitable manner, as applicable, the number and kind of shares that may be issued under the Plan, the individual limits, the number and kind of shares subject to outstanding Benefits, the exercise price applicable to outstanding Benefits, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Benefits. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would cause any Incentive Stock Option granted hereunder to be treated as anything other than an incentive stock option for purposes of Section 422 of the Code. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on participants under the Plan.

(b) Notwithstanding any other provision of this Plan, if there is a Change in Control of the Company, all then outstanding Stock Options and Stock Appreciation Rights shall immediately vest and become exercisable. For purposes of this Section 12(b), a “Change in Control” of the Company shall be deemed to have occurred upon any of the following events:

(i) a Change in Control of the Company that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act; or

(ii) during any period of two (2) consecutive years, the individuals who at the beginning of such period constitute the Company’s Board of Directors or any individuals who would be “Continuing Directors” (as hereinafter defined) cease for any reason (other than due to death or voluntary resignation) to constitute at least a majority thereof; or

(iii) the Common Stock shall cease to be publicly traded after initially being publicly traded; or

(iv) the Company’s Board of Directors shall approve a sale of all or substantially all of the assets of the Company, and such transaction shall have been consummated; or

(v) the Company’s Board of Directors shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in Section 13(b)(i) above, and such transaction shall have been consummated.

For purposes of this Section 13(b), “Continuing Directors” shall mean (x) the directors of the Company in office on the Effective Date (as defined below) and (y) any successor to any such director and any additional director who after the Effective Date was nominated or selected by a majority of the Continuing Directors (or the Nominating Committee of the Board of Directors of the Company) in office at the time of his or her nomination or selection.

The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Stock Option and Stock Appreciation Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share of Common Stock subject to such Stock Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control or such other event over the exercise price per share of such Stock Option or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine. The provisions contained in the preceding sentence shall be inapplicable to a Stock Option or Stock Appreciation Right granted within six (6) months before the occurrence of a Change in Control if the holder of such Stock Option or Stock Appreciation Right is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is otherwise available to such holder.

(c) Unless otherwise provided in an award agreement or otherwise determined by the Committee, in the event that an entity which was previously a part of the Elizabeth Arden Group (as defined below) is no longer a part of the Elizabeth Arden Group, as determined by the Committee in its sole discretion, the employment or other services of a participant employed by such entity may be treated in the sole discretion of the Committee as terminated if such participant is not employed by the Elizabeth Arden Group immediately after such event. For purposes of this provision, “Elizabeth Arden Group” means Elizabeth Arden, Inc. and all entities whose financial statements are required to be consolidated with the financial statements of Elizabeth Arden, Inc. pursuant to United States generally accepted accounting principles and any other entity determined to be an affiliate as determined by the Committee in its sole and absolute discretion.

13. Nontransferability. Each Benefit granted under the Plan to a participant shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant’s lifetime, only by the participant. In the event of the death of a participant, each Stock Option or Stock Appreciation Right theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall in its discretion set forth in such option or right at the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an award of a Benefit other than an Incentive Stock Option may permit the transferability of a Benefit by a participant solely to the participant’s spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Benefit.

14. Other Provisions. The award of any Benefit under the Plan may also be subject to such other provisions (whether or not applicable to the Benefit awarded to any other participant) as the Committee determines appropriate, including, without limitation, for the acceleration of exercisability or vesting of Benefits in the event of a Change in Control of the Company, for the payment of the value of Benefits to participants in the event of a Change in Control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the participant’s employment in addition to those specifically provided for under the Plan. The Committee shall have full discretion to interpret and administer the Plan.

15. Fair Market Value. For purposes of this Plan and any Benefits awarded hereunder, Fair Market Value shall be the closing price of the Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) if the Common Stock is readily tradeable on a national securities exchange or other market system, and if the Common Stock is not readily tradeable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Common Stock of the Company.

16. Withholding. All payments or distributions of Benefits made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe. The Committee may, in its sole discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit an optionee or award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Benefit consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the minimum amount of tax required to be withheld, such tax calculated at rates required by statute or regulation.

17. Notification of 83(b) Election. If in connection with the grant of any Benefit any participant makes an election permitted under Code Section 83(b), such participant must notify the Company in writing of such election within ten (10) days of filing such election with the Internal Revenue Service.

18. Tenure. A participant’s right, if any, to continue to serve the Company or any of its subsidiaries or affiliates as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

19. Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

20. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Benefit. The Committee shall determine whether cash, or Benefits, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

21. Violations of Law. The Company shall not be required to sell or issue any shares of Common Stock under any Benefit if the sale or issuance of such shares would constitute a violation by the individual exercising the Benefit, the participant or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any provisions of the Sarbanes-Oxley Act, and any other Federal or state securities laws or regulations. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of a Benefit, the issuance of shares pursuant thereto or the grant of a Benefit to comply with any law or regulation of any governmental authority.

22. Duration, Amendment and Termination. No Benefit shall be granted more than ten years after the Effective Date. The Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. No amendment of the Plan may be made without approval of the shareholders of the Company if the amendment will: (i) disqualify any Incentive Stock Options granted under the Plan; (ii) increase the aggregate number of shares of Common Stock that may be delivered through Benefits under the Plan; (iii) increase either of the maximum amounts which can be paid to an individual participant under the Plan as set forth in Section 5 hereof; (iv) change the types of business criteria on which Performance-Based Awards are to be based under the Plan; (v) modify the requirements as to eligibility for participation in the Plan; or (vi) modify the Plan in any other way that would require shareholder approval under any regulatory requirement that the Committee determines to be applicable, including, without limitation, the rules of the Nasdaq Stock Market. No outstanding Stock Option or Stock Appreciation Right may be amended or otherwise modified or exchanged (other than in connection with a transaction described in Section 12) in a manner that would have the effect of reducing its original exercise price or otherwise constitute repricing.

23. Governing Law. This Plan, Benefits granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Florida (regardless of the law that might otherwise govern under applicable Florida principles of conflict of laws).

24. Effective Date.

(a) The Plan shall be effective as of May 10, 2004, the date on which the Plan was adopted by the Committee (the “Effective Date”), provided that the Plan is approved by the shareholders of the Company at an annual meeting, any special meeting or by written consent of shareholders of the Company within 12 months of the Effective Date, and such approval of shareholders shall be a condition to the right of each participant to receive any Benefits hereunder. Any Benefits granted under the Plan prior to such approval of shareholders shall be effective as of the date of grant (unless, with respect to any Benefit, the Committee specifies otherwise at the time of grant), but no such Benefit may be exercised or settled and no restrictions relating to any Benefit may lapse prior to such shareholder approval, and if shareholders fail to approve the Plan as specified hereunder, any such Benefit shall be cancelled.

(b) This Plan shall terminate on the tenth anniversary of the Effective Date (unless sooner terminated by the Committee).

ANNEX F

ELIZABETH ARDEN, INC.

2004 Non-Employee Director Stock Option Plan

1. Purpose. The purpose of this Plan is to help attract, retain and compensate highly qualified individuals who are not current employees of Elizabeth Arden, Inc. (the “Company”) as members of the Board of Directors and, by encouraging ownership of a stock interest in the Company, to gain for the Company the advantages inherent in directors having a greater personal financial investment in the Company.

2. Definitions. As used herein, the following terms shall have the meanings indicated:

“Annual Meeting Date” means 5:00 p.m. on the date of the annual meeting of the Company’s shareholders at which the Directors are elected.

“Board” means the Company’s Board of Directors.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the Common Stock, par value $.01 per share, of the Company.

“Company” refers to Elizabeth Arden, Inc., a Florida corporation, or any successor thereof.

“Director” means a member of the Board.

“Effective Date” is the date specified in Section 16.1.

“Eligible Director” means any person who is a member of the Board and who is “a non-employee director” (as defined in Rule 16b-3 of the Exchange Act) of the Company

“Fair Market Value” of the Common Stock on any date of reference means shall be determined in good faith by the Board and may, among other methods, be the Closing Price of the Common Stock on the grant date. For this purpose, the Closing Price of the Common Stock on any business day shall be (i) if such Common Stock is listed or admitted for trading on any United States national securities exchange or is quoted on the National Association of Securities Dealers Automated Quotations Systems (“NASDAQ”), or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange, NASDAQ or reporting system, as reported in any newspaper of general circulation; or (ii) if clause (i) is not applicable, the mean between the high bid and low ask quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and ask quotations for the Common Stock on at least 5 of the 10 preceding days.

“Option” (when capitalized) means any stock option granted under this Plan.

“Option Agreement” means the agreement between the Company and the Optionee for the grant of an option.

“Option Period” means the ten year period between the date an Option is granted and the expiration date of the Option.

ANNEX F

“Optionee” means an Eligible Director to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

“Plan” shall mean this Non-Employee Director Stock Option Plan for the Company.

“Share(s)” shall mean a share or shares of the Common Stock.

3. Shares and Options. Subject to Section 11 of this Plan, the maximum number of shares of Common Stock that may be issued pursuant to Options granted under the Plan shall be 350,000 shares. Shares of Common Stock shall be made available for issuance pursuant to the Plan either from shares of Common Stock reacquired by the Company (either directly or indirectly through an agent, trustee or other person or entity) or from authorized but unissued shares. Any shares of Common Stock with respect to which Options have expired or terminated for any reason other than exercise of such Options, shall again be available for issuance pursuant to the Plan, to the extent permitted under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

4. Grants of Options. Commencing on the 2004 Annual Meeting Date, and provided that a sufficient number of shares remain available under this Plan, each Eligible Director who is re-elected to serve as a director on the Annual Meeting Date shall be granted on the Annual Meeting Date an option to purchase 7,000 shares of the Common Stock, or such other amount as determined by the Board based on a competitive review of comparable companies. Upon the grant of each Option, the Company and the Eligible Director shall enter into an Option Agreement, which shall specify the grant date and the exercise price and shall include or incorporate by reference the substance of this Plan and such other provisions consistent with this Plan as the Board may determine. The options to be granted under this Plan shall be nonqualified stock options (stock options which do not constitute “incentive stock options” within the meaning of Section 422A of the Code).

5. Exercise Price. The exercise price per Share of any Option shall be the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

6. Exercise of Options. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option; (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made; and (iii) arrangements that are satisfactory to the Board in its sole discretion have been made for the Optionee’s payment to the Company of the amount that is necessary for the Company to withhold in accordance with applicable Federal or state tax withholding requirements. The exercise price of any Shares purchased, and any required tax payment, shall be paid, at the election of the Company, in cash, by the tender of Shares, or both. If payment is made in cash, it may be made by certified or official bank check, personal check, money order or wire transfer. If payment is made by the tender of Shares, the Fair Market Value of each Share shall be determined as of the day the Shares are tendered for payment or, if no sale or bid has been made on such date, then on the last preceding day on which such sale or bid shall have been made. Any excess of the value of the tendered Shares over the purchase price will be returned to the Optionee as follows:

(i) any whole Shares remaining in excess of the purchase price will be returned to the Optionee in kind, and may be represented by one or more certificates as determined by the Company in its sole discretion;

(ii) any partial Shares remaining in excess of the purchase price will be returned to the Optionee in cash.

ANNEX F

No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 11 hereof.

7. Issuance of Shares. No shares shall be issued and delivered upon exercise of any Option unless and until in the opinion of the Company’s legal counsel, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with. The Company shall not be required to issue any Shares if the issuance of such Shares would constitute a violation by the individual exercising the Option or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any provisions of the Sarbanes-Oxley Act of 2002, and any other Federal or state securities laws or regulations. Any determination in this connection by the Board shall be final, binding and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option, the issuance of Shares pursuant thereto or the grant of an Option to comply with any law or regulation of any governmental authority other than the registration of the Shares with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).

8. Vesting; Exercisability.

8.1 Each Option granted hereunder on an Annual Meeting Date shall vest and become nonforfeitable on the third anniversary of that Annual Meeting Date, if the Optionee has continued to serve as a Director until that date. An Option shall on that day and thereafter be exercisable, subject only to Section 8.2.

8.2 The expiration date of an Option shall be 10 years from the date of grant of the Option, subject to earlier termination pursuant to Section 10.

9. Change of Control Provisions. Notwithstanding any other provision of the Plan, the following acceleration provisions shall apply in the event of a “Change of Control” as defined in this Section 9:

9.1 Any Option previously granted under the Plan to an Eligible Director on the date of a “Change in Control” (as defined in Section 9.2) automatically shall become fully exercisable and vested, subject only to legal restrictions on the issuance of Shares set forth in Section 13 and the provisions of the next sentence.

9.2 For purposes of Section 9.1, a “Change of Control” shall be deemed to have occurred upon any of the following events:

(a) a change in control of the Company that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act; or

(b) during any period of two (2) consecutive years, the individuals who at the beginning of such period constitute the Company’s Board of Directors or any individuals who would be “Continuing Directors” (as hereinafter defined) cease for any reason (other than due to death or voluntary resignation) to constitute at least a majority thereof; or

ANNEX F

(c) the Company’s Common Stock shall cease to be publicly traded after initially being publicly traded; or

(d) the Board shall approve a sale of all or substantially all of the assets of the Company, and such transaction shall have been consummated; or

(e) the Board shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in Section 9.2(a) above, and such transaction shall have been consummated.

For purposes of this Section 9.2, “Continuing Directors” shall mean (x) the directors of the Company in office on the Effective Date (as defined below) and (y) any successor to any such director and any additional director who after the Effective Date was nominated or selected by a majority of the Continuing Directors (or the Nominating Committee of the Board of Directors of the Company) in office at the time of his or her nomination or selection.

10. Termination of Option Period. An Optionee whose directorship terminates for any reason other than death, permanent and total disability (as defined in Section 22(e)(3) of the Code) or retirement from Board service in good standing after age 70, shall be entitled to exercise any Options which are then exercisable only within the twelve-month period after the date such director ceases to serve as a Director. Any Options that are not exercised within such twelve-month period shall be null and void. In the case of termination of the directorship by reason of the Director’s death, permanent and total disability or retirement from Board service in good standing after age 70, the Options or any portion thereof which were not exercisable on the date of termination or retirement shall be accelerated and become immediately exercisable, and the period to exercise such Options shall be twelve months, subject to the earlier expiration of the Option Period. The estate of an Optionee who dies, or a person who acquires the right to exercise an Option, including any portion of such Option which was not exercisable at the time of death, by bequest or inheritance or by reason of the death of the Optionee, may exercise the Option only within the twelve-month period after the death of the Optionee, subject to the earlier expiration of the Option Period.

11. Adjustment of Shares.

11.1 If there shall be any change in the Common Stock of the Company or the capitalization of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company in order to prevent dilution or enlargement of participants’ rights under the Plan, the Board, in its sole discretion, shall adjust, in an equitable manner, as applicable, the number and kind of shares that may be issued under the Plan, the individual limits, the number and kind of shares subject to outstanding Options, the exercise price applicable to outstanding Options, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Options. The determination of the Board as to the foregoing adjustments, if any, shall be conclusive and binding on participants under the Plan.

11.2 Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any

ANNEX F

issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceedings, whether of a similar character or otherwise.

12. Transferability of Options. Each Option shall provide that such Option shall not be transferable by the Optionee otherwise than by will or the laws or descent and distribution, and each Option shall be exercisable during the Optionee’s lifetime only by the Optionee.

13. Issuance of Shares. As a condition of any sale or issuance of Shares which have not been registered under the Securities Act upon exercise of any Option, the Board may require such agreements or undertakings, if any, as the Board may deem necessary or advisable to assure compliance with any applicable law or regulation including, but not limited to, the following:

(a) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that Optionee is acquiring the Shares to be issued for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

(b) a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Board, necessary or appropriate to comply with the provisions of any securities law deemed by the Board to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

14. Administration of the Plan. The Plan shall be administered by the Board, which shall have the authority to adopt such rules and regulations and to make such determinations as are not inconsistent with the Plan and as are necessary or desirable for the implementation and administration of the Plan, provided that the Board does not have any discretion with respect to the grant of options under the Plan.

15. Interpretation.

15.1 If any provision of the Plan should be held invalid or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan. Without limiting the generality of the foregoing, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Board hereunder is inconsistent with the foregoing requirements, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

15.2 The determinations and the interpretation and construction of any provision of the Plan by the Board shall be final and conclusive. This Plan shall be governed by the laws of the State of Florida. Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

16. Term of Plan; Amendment and Termination of the Plan.

16.1 This Plan is effective as of May 10, 2004 (“Effective Date”); provided, however, that within one year after such date, the Plan shall have been approved by the affirmative vote of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at a meeting of the Company’s shareholders, or any adjournment thereof at which a quorum is present. This Plan shall continue in effect until all Options granted hereunder have expired or been exercised, unless sooner

ANNEX F

terminated under the provisions relating thereto. No Option shall be granted after 10 years from the Effective Date. Any Option granted under this Plan prior to the date that shareholder approval is obtained pursuant to this Section 16.1 shall be deemed to have been granted as of the date such shareholder approval is obtained.

16.2 The Board may from time to time amend, terminate or suspend the Plan or any Option; provided, however, that except to the extent provided in Section 10, no such amendment may (i) without approval by the Company’s shareholders, increase the number of Shares reserved for Options or change the class of persons eligible to receive Options or involve any other change or modification requiring shareholder approval under Rule 16b-3 of the Exchange Act; (ii) permit the granting of Options that expire beyond the maximum 10-year period described in Section 8.2; or (iii) extend the termination date of the Plan as set forth in Section 16.1; and, provided further, that except to the extent otherwise specifically provided in Section 10, no amendment, termination or suspension of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee. Any termination or suspension of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated or suspended. No Option may be granted while the Plan is suspended or after it is terminated.

16.3 Notwithstanding anything else contained herein, the provisions of this Plan which govern the number of Options to be awarded to Directors, the exercise price per share under each such Option, when and under what circumstances an Option will be granted, and the period within which each Option may be exercised, shall not be amended more than once every six months (even with shareholder approval), other than to conform to changes in the Code, or the rules promulgated thereunder, and under the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder, or with rules promulgated by the Securities and Exchange Commission.

17. No Right to Service. Except as provided in this Plan, no Eligible Director shall have any claim or right to be granted a stock option under the Plan. Neither the Plan nor any action pursuant thereto shall be construed as giving any Eligible Director a right to be retained in the service of the Company. The adoption of this Plan shall not affect any other compensation, retirement or other benefit plan or program in effect for the Company.

18. Reservation of Shares. The Company, during the term of the Plan, will at all times reserve and keep available a number of Shares as shall be sufficient to satisfy the requirements of the Plan.

As adopted by the Board of Directors on May 10, 2004.

APPENDIX

REVOCABLE PROXY—COMMON STOCK

ELIZABETH ARDEN, INC.

ANNUAL MEETING OF SHAREHOLDERS

JUNE 22, 2004

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Oscar E. Marina and Lazarus Rothstein as attorneys and proxies, each with full powers of substitution, to act for the undersigned to vote all shares of common stock of Elizabeth Arden, Inc., with respect to which the undersigned is entitled to vote at the annual meeting of shareholders, to be held at our executive offices at 14100 N.W. 60th Avenue, Miami Lakes, Florida 33014, on Tuesday, June 22, 2004 at 10:00 a.m., local time, and at any adjournment or postponement thereof, as stated on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN ACCORDANCE WITH THE DIRECTIONS SPECIFIED HEREIN. IF NO DIRECTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS LISTED IN PROPOSAL 1, FOR THE APPROVAL OF THE 2004 STOCK INCENTIVE PLAN SET FORTH IN PROPOSAL 2, FOR THE APPROVAL OF THE 2004 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN SET FORTH IN PROPOSAL 3, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT AUDITORS FOR FISCAL 2005 SET FORTH IN PROPOSAL 4, AND ON OTHER MATTERS PRESENTED FOR A VOTE, IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS ACTING UNDER THIS PROXY. IN THE EVENT ANY NOMINEE FOR ELECTION AS A DIRECTOR BECOMES UNAVAILABLE TO SERVE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BALANCE OF THOSE NAMED AND A SUBSTITUTE SELECTED BY THE PERSONS NAMED IN THE PROXY.

Each shareholder giving a proxy has the power to revoke it any time before it is voted, either in person at the annual meeting, by written notice to the Secretary of Elizabeth Arden, Inc. or by delivery of a later-dated proxy. Attendance at the annual meeting without further action will not automatically revoke a proxy.

[CONTINUED AND TO BE MARKED, DATED AND SIGNED ON REVERSE SIDE]

[REVERSE SIDE OF CARD] Please mark your votes as indicated in this example: ☒		Item 2 - Approval of the 2004 Stock Incentive Plan.

The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4		FOR ☐	AGAINST ☐	ABSTAIN ☐

Item 1 - Election of Directors E. Scott Beattie		Item 3 - Approval of the 2004 Non-Employee Director Stock Option Plan.
Fred Berens George Dooley
Richard C.W. Mauran William M. Tatham J. W. Nevil Thomas		FOR ☐	AGAINST ☐	ABSTAIN ☐
FOR ☐	WITHHOLD AUTHORITY ☐	Item 4 - Ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors for Fiscal 2005.
Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below:		FOR ☐	AGAINST ☐	ABSTAIN ☐

Other Business

In their judgment, the proxies are authorized to vote upon such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

Signature:	Signature:	Date:

NOTE: Please sign exactly as the name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.